UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED
MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file number: (811- 07237 )

Exact name of registrant as specified in charter: Putnam Investment Funds

Address of principal executive offices: One Post Office Square, Boston, Massachusetts 02109

Name and address of agent for service:	Beth S. Mazor, Vice President
One Post Office Square
Boston, Massachusetts 02109

Copy to:	John W. Gerstmayr, Esq.
Ropes & Gray LLP
One International Place
Boston, Massachusetts 02110

Registrant’s telephone number, including area code:	(617) 292-1000

Date of fiscal year end: February 28, 2007

Date of reporting period: March 1, 2006— August 31, 2006

Item 1. Report to Stockholders:

The following is a copy of the report transmitted to stockholders pursuant to Rule 30e-1 under the Investment Company Act of 1940:

Putnam Small Cap Value Fund

8|31|06

Semiannual Report

PUTNAM
INVESTMENTS

VALUE FUNDS
look for stocks that have been overlooked by other investors and that may be selling for less than their true worth.

4¢
U.S. POSTAGE
3¢

What makes Putnam different?

In 1830, Massachusetts Supreme Judicial Court Justice Samuel Putnam established The Prudent Man Rule, a legal foundation for responsible money management.

THE PRUDENT MAN RULE

All that can be required of a trustee to invest is that he shall conduct himself faithfully and exercise a sound discretion. He is to observe how men of prudence, discretion, and intelligence manage their own affairs, not in regard to speculation, but in regard to the permanent disposition of their funds, considering the probable income, as well as the probable safety of the capital to be invested.

A time-honored tradition in money management

Since 1937, our values have been rooted in a profound sense of responsibility for the money entrusted to us.

A prudent approach to investing

We use a research-driven team approach to seek consistent, dependable, superior investment results over time, although there is no guarantee a fund will meet its objectives.

Funds for every investment goal

We offer a broad range of mutual funds and other financial products so investors and their financial representatives can build diversified portfolios.

A commitment to doing what’s right for investors

We have below-average expenses and stringent investor protections, and provide a wealth of information about the Putnam funds.

Industry-leading service

We help investors, along with their financial representatives, make informed investment decisions with confidence.

Putnam Small Cap Value Fund

8| 31| 06 Semiannual Report

Message from the Trustees	2
About the fund	4
Report from the fund managers	7
Performance	13
Expenses	16
Portfolio turnover	18
Risk	19
Your fund’s management	20
Terms and definitions	23
Trustee approval of management contract	25
Other information for shareholders	30
Financial statements	31
Brokerage commissions	54

Cover photograph: © White-Packert Photography

Message from the Trustees

Dear Fellow Shareholder

Beginning in May of this year, investors became increasingly preoccupied with the course of the economy. A more pessimistic outlook pervaded the markets as leading economic indicators began to warn of slower growth. The resulting correction undercut much of the progress that markets had achieved in the previous three months. However, in August, the Federal Reserve (the Fed) made the decision to leave interest rates unchanged, marking a milestone in its shift to a tighter monetary policy and contributing to a more favorable market environment as your fund’s reporting period drew to a close.

Despite investors’ ongoing concerns about the impact of higher rates, we believe that today’s interest-rate levels, far from being a threat to global economic fundamentals, are in fact an integral part of them. Higher rates in Europe and Japan are shifting the landscape in the fixed-income market and may lead to stronger performance from non-U.S. asset classes in the future. Economic growth may, indeed, be slowing somewhat, but we consider this a typical development for the middle of an economic cycle, and one that could help provide the basis for a longer and more durable business expansion and a continued healthy investment environment going forward.

Putnam Investments’ management team, under the leadership of Chief Executive Officer Ed Haldeman, continues to focus on investment performance, and the investment professionals managing your fund have been working to take advantage of the opportunities presented by this environment.

We would like to take this opportunity to announce the retirement of one of your fund’s Trustees, John Mullin, an independent Trustee of the Putnam funds since 1997. We thank him for his service.

In the following pages, members of your fund’s management team discuss the fund’s performance and strategies for the fiscal period ended August 31, 2006, and provide their outlook for the months ahead. As always, we thank you for your support of the Putnam funds.

Respectfully yours,

Putnam Small Cap Value Fund: seeking to uncover opportunities that others may have overlooked

Small-cap investing can often be as much an art as a science. Because the small-cap universe is so large — comprising 2,000 companies or more — and changes so quickly, many promising and profitable smaller companies fail to capture Wall Street’s attention. And because so many small-cap stocks represent relatively new businesses, investing in them can be both volatile and rewarding. Finding those companies that offer the best prospects for success takes a trained eye and a disciplined approach.

Because of their size, smaller companies are usually more agile than larger companies and are able to respond more quickly to market changes or demand for new products and services. Many small-cap companies are in the early stages of their corporate lives, having recently made the transition to being publicly traded. They also react differently to economic conditions than do larger companies. On one hand, an uptick in the economy can make it easier for small companies and startups to obtain financing; on the other hand, smaller companies with less robust balance sheets often have greater difficulty weathering a market downturn.

Putnam Small Cap Value Fund’s management team looks for stocks that are not only undervalued but that appear to have a catalyst to unlock the value in the stock — such as a change in management, restructuring, or a new product that fills a marketplace need. In addition, the management team considers stocks that have recently fallen out of favor with investors. The stocks of smaller companies are historically much more volatile than blue chips; relatively minor earnings disappointments or increased competition in the market can trigger a disproportionate drop in share prices. In

Putnam Small Cap Value Fund holdings have spanned sectors and industries over time.

targeting stocks that management believes have been oversold, the fund seeks exposure to stocks that have favorable risk/reward profiles.

Putnam Small Cap Value Fund is currently closed to new investors.

The fund invests some or all of its assets in small and/or midsize companies. Such investments increase the risk of greater price fluctuations. Value investing seeks underpriced stocks, but there is no guarantee that a stock’s price will rise.

In-depth analysis is key to successful stock selection.

Drawing on the expertise of a dedicated team of stock analysts, the fund’s management team seeks attractive value stocks. Once a stock is selected for the portfolio, it is regularly assessed by members of the team to ensure that it continues to meet their criteria, including:

Valuation They carefully consider how each stock is valued, seeking stocks whose valuations are attractive relative to the company’s profitability potential.

Change They focus on company fundamentals against the broader context of industry trends to identify whether individual companies possess a catalyst for positive change.

Quality They look for high-quality companies, seeking characteristics such as sound balance sheets, profitable business models, and competent management.

Putnam Small Cap Value Fund seeks capital appreciation by investing in undervalued stocks of lesser-known small-capitalization U.S. companies. The fund pursues its objective by seeking high-quality companies whose true values are not yet recognized by the market. This fund may be appropriate for investors who seek growth potential and are willing to accept the price volatility associated with investing in small-cap stocks.

Highlights

• For the six months ended August 31, 2006, Putnam Small Cap Value Fund’s class A shares returned –2.42% without sales charges.

• The fund’s benchmark, the Russell 2000 Value Index, returned 3.60% for the period.

• The average return for the fund’s Lipper category, Small-Cap Value Funds, was –0.16% .

• Additional fund performance, comparative performance, and Lipper data can be found in the performance section beginning on page 13.

Performance Total return for class A shares for periods ended 8/31/06

	Average annual return		Cumulative return
	NAV	POP	NAV	POP

Life of fund (inception: 4/13/99)	15.75%	14.91%	194.55%	179.11%

5 years	12.34	11.14	78.95	69.55

3 years	18.31	16.20	65.61	56.90

1 year	6.25	0.67	6.25	0.67

6 months	—	—	-2.42	–7.56

Data is historical. Past performance does not guarantee future results. More recent returns may be less or more than those shown. Investment return and principal value will fluctuate, and you may have a gain or a loss when you sell your shares. Performance assumes reinvestment of distributions and does not account for taxes. Returns at NAV do not reflect a sales charge of 5.25% . For the most recent month-end performance, visit www.putnam.com. A 1% short-term trading fee may apply.

Report from the fund managers The period in review

An upsurge in stock prices during the reporting period was followed by sharp declines in the period’s closing months. Consequently, despite the early strong performance, the fund’s results for the first half of its 2007 fiscal year lagged the results of both its benchmark, the Russell 2000 Value Index, and the average for its Lipper peer group. Consumer cyclical stocks were the portfolio’s weakest performers as the economy slowed during the second quarter. The fund also had a smaller weighting in financial stocks than the benchmark. Because this sector rose sharply in the first quarter and subsequently gave up less ground than many other sectors, our underweight positioning had a negative effect on relative performance. However, individual stock selection rather than industry allocation is our primary focus for this fund, and price appreciation from a variety of holdings partially offset the impact of sector-specific declines. While some positions remained weak at the year’s midpoint, we are optimistic that they will become more rewarding over time.

Market overview

The U.S. economy began the fiscal period on a positive note, amid supportive trends of solid corporate profits, improving job creation, and news that the fourth-quarter GDP (gross domestic product) was growing at a slow, steady annual rate of 1.1% . However, economic storm clouds began to gather as energy prices rose to new heights, driving up profits for many oil companies. While prices retreated late in the period, few observers expect oil prices to return to their levels of a few years ago. The recent discovery of large oil reserves in the Gulf of Mexico was welcome news, but accessing these reserves will take years of costly drilling and construction. While President Bush’s stated determination to break this country’s “addiction” to oil may help stimulate research into alternative energy solutions, there are no quick fixes on the horizon.

In June, the Fed surprised many investors by raising short-term interest rates for the seventeenth consecutive time. Many observers had expected at least a pause in the prolonged rate-tightening program, but that did not occur until just before the end of your fund’s fiscal period. Moreover, the Fed tightening continued to have relatively little impact on longer-term rates. This caused the yield curve — a graphical representation of the difference between long- and short-term interest rates — to flatten. A flattening of the curve reflects a reduction of this difference. Eventually, during the period, the yield curve inverted, which means short-term interest rates rose above longer-term rates, an anomalous and, historically, short-lived condition.

As early confidence that interest rates would stabilize gradually faded, finan-cially sensitive stocks declined in the second quarter, although not enough to offset their gains in the first quarter. Concern began to mount that rising rates and high energy prices would lead to “stagflation,” a relatively rare situation where inflation continues to rise even as the economy slows.

Strategy overview

The price volatility of small-cap stocks, while unsettling, may prove rewarding for investors who are willing to dig deeper, research lesser-known companies, and look for ideas that others may have missed. A long-term outlook is also needed. The price of a stock can drop

Market sector performance These indexes provide an overview of performance in different market sectors for the six months ended 8/31/06.

Equities

Russell 2000 Value Index (small-company value stocks)	3.60%

Russell 3000 Value Index (multi-cap value stocks)	5.94%

Russell 3000 Growth Index (multi-cap growth stocks)	-1.69%

S&P 500 Index (broad stock market)	2.79%

Bonds

Lehman Aggregate Bond Index (broad bond market)	1.82%

Lehman Municipal Bond Index (tax-exempt bonds)	2.02%

Lehman Credit Index (corporate bonds)	1.50%

precipitously if a company fails to meet analysts’ expectations for a single quarter, even though the firm may have a good track record, a strong balance sheet, and innovative management. We are committed to seeking out undervalued stocks with what we consider to be improving fundamentals or a catalyst for positive change. Experience has shown us that these characteristics may lead to solid earnings and (eventually) a higher stock price. We think our intermediate- to long-term outlook differentiates this fund from other funds that focus on achieving results over shorter periods.

We look for quality companies that other investors may have overlooked —companies we believe have sustainable revenues, healthy balance sheets, and strong cash flow. This means we search for undervalued companies in an industry that may have fallen from favor, or businesses preparing to introduce a new product or service. When we find attractive candidates, we are mindful of several possible scenarios: The product or service might fail to meet its promise and the stock may languish; the company may succeed and grow, but it may take time to be recognized in the marketplace; or the company’s promise may be so great that another, larger company buys it out.

Consequently, we also emphasize diversification. Your fund’s portfolio typically includes 200 or more companies spanning industries as diverse as steel and non-residential

Comparison of top industry weightings

This chart shows how the fund’s top weightings have changed over the last six months.
Weightings are shown as a percentage of net assets. Holdings will vary over time.

construction to retailers and pharmaceuticals. The small-cap value universe is vast and relatively uncovered by market analysts, giving us a fertile field of stocks to evaluate in detail on an ongoing basis. Our focus on diversification helps us avoid large positions in any stock that might severely underperform — a constant concern in the small-cap universe, which is as volatile as it is broad.

Your fund’s holdings

As the combined effects of soaring energy prices and higher interest rates gradually slowed the economy, the fund’s holdings in consumer cyclicals declined most sharply. Stocks of home building, building supply, and leisure products were affected to the greatest degree. However, support came from the fund’s basic materials holdings, including non-residential construction, and from selected technology holdings.

Among individual holdings, Fleetwood Enterprises, producer of recreational vehicles and manufactured housing, was the portfolio’s worst performer, as a combination of high gasoline prices, rising interest rates, and a softening consumer environment all negatively affected RV sales. However, we are maintaining the fund’s position in Fleetwood because we believe the soft spot in the economy will not last long. Gasoline prices have already dropped, and we believe most of the negative effects of higher interest

Top holdings

This table shows the fund's top holdings, and the percentage of the fund's net assets that each comprised, as of 8/31/06. The fund's holdings will change over time.

Holding (percent of fund's net assets)	Industry

Republic Bancorp, Inc. (0.9%)	Banking

BankAtlantic Bancorp, Inc. Class A (0.9%)	Banking

PFF Bancorp, Inc. (0.9%)	Banking

Advanta Corp. Class B (0.9%)	Financial

MCG Capital Corp. (0.8%)	Investment banking/brokerage

Getty Realty Corp. (0.8%)	Real estate

Ruddick Corp. (0.8%)	Food

Belden CDT, Inc. (0.8%)	Communications equipment

Presidential Life Corp. (0.8%)	Insurance

Energen Corp. (0.8%)	Natural gas utilities

rates may already be reflected in stock prices.

American Equity Investment Life Holding Company also hurt fund performance, as high rates on CDs (Certificates of Deposit) lured retirees away from the fixed and equity-linked annuities this company sells. The market for American Equity’s annuity products benefited in August when the leading insurance rating agency, A.M. Best, raised its rating for the company. Consequently, we have been taking advantage of current price weakness.

We sold the fund’s position in Handleman, a company that distributes pre-recorded music, at a loss as the firm suffered from a substantial cutback in orders from Wal-Mart. Competition from Apple’s iTunes and other sources of online music has trimmed demand for recorded music, and we do not expect this trend to reverse.

Among the positives during the period was Stewart & Stevenson Services, a truck manufacturer that was bought out by Armor Holdings, a defense manufacturer. Stewart & Stevenson makes trucks for the U.S. Army, among other customers, and its sales are relatively unaffected by economic slowdowns. We believed the stock was undervalued when we purchased it. Armor Holdings bought the company at a sizeable premium and the fund benefited substantially. We no longer have a position in this stock.

Another strong performer was General Cable Corporation, which makes cable for telephone and electric companies, as well as for industrial cables. There has been a considerable amount of consolidation in this industry over the years. Prices have declined, and some companies have gone out of business as capacity spiraled downward. Over time, however, supply and demand have come back into balance. A recent catalyst for the industry occurred when Congress passed legislation that encouraged utilities to upgrade their infrastructure. All of this has added up to improved earnings prospects and price appreciation for General Cable stock.

Sometimes, an increase in a stock’s price gives us a “sell” signal. For example, we have been trimming the fund’s holdings in Chaparral Steel, a manufacturer of I-beams used in non-residential construction. The company was formerly part of Texas Industries, a cement manufacturer that spun off its steel operations after 30 years. Following the spinoff, we significantly increased our position in Chaparral. The company has been paying down debt and is enjoying strong cash flow and increased demand for steel. Its stock price rose sharply during the year, but we began trimming it late in the period to reduce the fund’s emphasis on steel and maintain broad diversification.

Please note that the holdings discussed in this report may not have been held by the fund for the entire period. Portfolio composition is subject to review in accordance with the fund’s investment strategy and may vary in the future.

The outlook for your fund

The following commentary reflects anticipated developments that could affect your fund over the next six months, as well as your management team’s plans for responding to them.

Small-cap value stocks have been strong performers for most of the past five years, which has caused investors to wonder if market favor may now be rotating toward growth stocks or some other asset class. In fact, recent trends seem to reflect a certain aversion toward stocks with higher price-earnings ratios, in spite of the strong profits of the underlying companies. We have shifted the fund’s portfolio, making it a bit more defensive by taking profits in some higher-multiple stocks because we think that, at this point, the market is less willing to pay for earnings performance. Typically, when a company beats earnings estimates, investors bid up the price of the stock, but that is not happening to the same degree as in the past. We are moving away from companies that have high expectations and high valuations, even though they have done well, and moving toward others that may have experienced a setback and are selling at lower valuations.

Technology is one area where we see opportunities for the second half of fiscal 2007. Semiconductor stock prices, for example, experienced a sharp drop between the first half of the year and the end of August. So we have been looking for individual companies that may have had one or two bad quarters, but that we have identified as having positive catalysts for 2007. In general, we are looking for fewer cyclical stocks. Although we do not believe the economy is headed into a recession, we think it is going to be hard for cyclicals to deliver strong results, with the exception of technology, where strength tends to be stock-specific.

The views expressed in this report are exclusively those of Putnam Management. They are not meant as investment advice.

The fund invests some or all of its assets in small and/or midsize companies. Such investments increase the risk of greater price fluctuations. Value investing seeks underpriced stocks, but there is no guarantee that a stock’s price will rise.

Putnam Small Cap Value Fund is closed to new investors.

Your fund’s performance

This section shows your fund’s performance for periods ended August 31, 2006, the end of the first half of its current fiscal year. In accordance with regulatory requirements for mutual funds, we also include performance as of the most recent calendar quarter-end. Performance should always be considered in light of a fund’s investment strategy. Data represents past performance. Past performance does not guarantee future results. More recent returns may be less or more than those shown. Investment return and principal value will fluctuate, and you may have a gain or a loss when you sell your shares. For the most recent month-end performance, please visit www.putnam.com or call Putnam at 1-800-225-1581. Class Y shares are generally only available to corporate and institutional clients. See the Terms and Definitions section in this report for definitions of the share classes offered by your fund.

Fund performance Total return for periods ended 8/31/06

	Class A		Class B		Class C		Class M		Class Y
(inception dates)	(4/13/99)		(5/3/99)		(7/26/99)		(3/29/00)		(1/3/01)
	NAV	POP	NAV	CDSC	NAV	CDSC	NAV	POP	NAV

Life of fund	194.55%	179.11%	179.17%	179.17%	178.85%	178.85%	184.21%	174.87%	198.81%
Annual average	15.75	14.91	14.92	14.92	14.90	14.90	15.19	14.67	15.98

5 years	78.95	69.55	72.33	70.33	72.29	72.29	74.61	68.98	81.15
Annual average	12.34	11.14	11.50	11.24	11.49	11.49	11.79	11.06	12.62

3 years	65.61	56.90	61.99	58.98	61.96	61.96	63.19	57.84	66.99
Annual average	18.31	16.20	17.44	16.71	17.44	17.44	17.73	16.43	18.64

1 year	6.25	0.67	5.50	1.23	5.49	4.63	5.77	2.31	6.55

6 months	-2.42	-7.56	-2.77	-7.63	-2.82	-3.79	-2.69	-5.86	-2.33

Performance assumes reinvestment of distributions and does not account for taxes. Returns at public offering price (POP) for class A and M shares reflect a sales charge of 5.25% and 3.25%, respectively. Class B share returns reflect the applicable contingent deferred sales charge (CDSC), which is 5% in the first year, declining to 1% in the sixth year, and is eliminated thereafter. Class C shares reflect a 1% CDSC the first year that is eliminated thereafter. Class Y shares have no initial sales charge or CDSC. Performance for class B, C, M, and Y shares before their inception is derived from the historical performance of class A shares, adjusted for the applicable sales charge (or CDSC) and, except for class Y shares, the higher operating expenses for such shares.

A 1% short-term trading fee may be applied to shares exchanged or sold within 90 days of purchase.

Comparative index returns For periods ended 8/31/06

		Lipper Small-Cap
	Russell 2000	Value Funds
	Value Index	category average*

Life of fund	178.57%	165.56%
Annual average	14.88	13.98

5 years	92.81	81.07
Annual average	14.03	12.46

3 years	65.15	55.40
Annual average	18.20	15.73

1 year	12.72	7.44

6 months	3.60	-0.16

Index and Lipper results should be compared to fund performance at net asset value.

* Over the 6-month, 1-year, 3-year, 5-year, and life-of-fund periods ended 8/31/06, there were 278, 263, 222, 155, and 119 funds, respectively, in this Lipper category.

Fund price and distribution* information For the six-month period ended 8/31/06

	Class A		Class B	Class C	Class M		Class Y
Share value:	NAV	POP	NAV	NAV	NAV	POP	NAV

2/28/06	$18.17	$19.18	$16.98	$17.02	$17.49	$18.08	$18.49

8/31/06	17.73	18.71	16.51	16.54	17.02	17.59	18.06

* The fund made no distributions during the period.

Fund performance for most recent calendar quarter
Total return for periods ended 9/30/06

	Class A		Class B		Class C		Class M		Class Y
(inception dates)	(4/13/99)		(5/3/99)		(7/26/99)		(3/29/00)		(1/3/01)
	NAV	POP	NAV	CDSC	NAV	CDSC	NAV	POP	NAV

Life of fund	200.53%	184.78%	184.58%	184.58%	184.25%	184.25%	189.72%	180.20%	204.93%
Annual average	15.88	15.05	15.04	15.04	15.02	15.02	15.31	14.80	16.11

5 years	110.64	99.54	103.00	100.99	102.90	102.90	105.38	98.73	113.38
Annual average	16.07	14.82	15.21	14.98	15.20	15.20	15.48	14.72	16.37

3 years	73.43	64.30	69.50	66.50	69.46	69.46	70.82	65.30	74.75
Annual average	20.15	18.00	19.23	18.52	19.22	19.22	19.54	18.24	20.45

1 year	8.41	2.72	7.60	3.25	7.58	6.71	7.87	4.34	8.68

6 months	-4.03	-9.05	-4.38	-9.16	-4.42	-5.38	-4.30	-7.42	-3.91

Your fund’s expenses

As a mutual fund investor, you pay ongoing expenses, such as management fees, distribution fees (12b-1 fees), and other expenses. In the most recent six-month period, your fund limited these expenses; had it not done so, expenses would have been higher. Using the information below, you can estimate how these expenses affect your investment and compare them with the expenses of other funds. You may also pay one-time transaction expenses, including sales charges (loads) and redemption fees, which are not shown in this section and would have resulted in higher total expenses. For more information, see your fund’s prospectus or talk to your financial advisor.

Review your fund’s expenses

The table below shows the expenses you would have paid on a $1,000 investment in Putnam Small Cap Value Fund from March 1, 2006, to August 31, 2006. It also shows how much a $1,000 investment would be worth at the close of the period, assuming actual returns and expenses.

	Class A	Class B	Class C	Class M	Class Y

Expenses paid per $1,000*	$ 6.42	$ 10.14	$ 10.14	$ 8.90	$ 5.18

Ending value (after expenses)	$975.80	$972.30	$971.80	$973.10	$976.70

* Expenses for each share class are calculated using the fund’s annualized expense ratio for each class, which represents the ongoing expenses as a percentage of net assets for the six months ended 8/31/06. The expense ratio may differ for each share class (see the last table in this section). Expenses are calculated by multiplying the expense ratio by the average account value for the period; then multiplying the result by the number of days in the period; and then dividing that result by the number of days in the year. Does not reflect the effect of a non-recurring reimbursement by Putnam. If this amount had been reflected in the table above, expenses for each share class would have been lower.

Estimate the expenses you paid

To estimate the ongoing expenses you paid for the six months ended August 31, 2006, use the calculation method below. To find the value of your investment on March 1, 2006, go to www.putnam.com and log on to your account. Click on the “Transaction History” tab in your Daily Statement and enter 03/01/2006 in both the “from” and “to” fields. Alternatively, call Putnam at 1-800-225-1581.

Compare expenses using the SEC’s method

The Securities and Exchange Commission (SEC) has established guidelines to help investors assess fund expenses. Per these guidelines, the table below shows your fund’s expenses based on a $1,000 investment, assuming a hypothetical 5% annualized return. You can use this information to compare the ongoing expenses (but not transaction expenses or total costs) of investing in the fund with those of other funds. All mutual fund shareholder reports will provide this information to help you make this comparison. Please note that you cannot use this information to estimate your actual ending account balance and expenses paid during the period.

	Class A	Class B	Class C	Class M	Class Y

Expenses paid per $1,000*	$ 6.56	$ 10.36	$ 10.36	$ 9.10	$ 5.30

Ending value (after expenses)	$1,018.70	$1,014.92	$1,014.92	$1,016.18	$1,019.96

* Expenses for each share class are calculated using the fund’s annualized expense ratio for each class, which represents the ongoing expenses as a percentage of net assets for the six months ended 8/31/06. The expense ratio may differ for each share class (see the last table in this section). Expenses are calculated by multiplying the expense ratio by the average account value for the period; then multiplying the result by the number of days in the period; and then dividing that result by the number of days in the year. Does not reflect the effect of a non-recurring reimbursement by Putnam. If this amount had been reflected in the table above, expenses for each share class would have been lower.

Compare expenses using industry averages

You can also compare your fund’s expenses with the average of its peer group, as defined by Lipper, an independent fund-rating agency that ranks funds relative to others that Lipper considers to have similar investment styles or objectives. The expense ratio for each share class shown below indicates how much of your fund’s net assets have been used to pay ongoing expenses during the period.

	Class A	Class B	Class C	Class M	Class Y

Your fund's annualized expense ratio*	1.29%	2.04%	2.04%	1.79%	1.04%

Average annualized expense ratio for
Lipper peer group†	1.47%	2.22%	2.22%	1.97%	1.22%

* Does not reflect the effect of a non-recurring reimbursement by Putnam. If this amount had been reflected in the table above, the expense ratio for each share class would have been lower.

† Simple average of the expenses of all front-end load funds in the fund’s Lipper peer group, calculated in accordance with Lipper’s standard method for comparing fund expenses (excluding 12b-1 fees and without giving effect to any expense offset and brokerage service arrangements that may reduce fund expenses). This average reflects each fund’s expenses for its most recent fiscal year available to Lipper as of 6/30/06. To facilitate comparison, Putnam has adjusted this average to reflect the 12b-1 fees carried by each class of shares other than class Y shares, which do not incur 12b-1 fees. The peer group may include funds that are significantly smaller or larger than the fund, which may limit the comparability of the fund’s expenses to the simple average, which typically is higher than the asset-weighted average.

Your fund’s portfolio turnover

Putnam funds are actively managed by teams of experts who buy and sell securities based on intensive analysis of companies, industries, economies, and markets. Portfolio turnover is a measure of how often a fund’s managers buy and sell securities for your fund. A portfolio turnover of 100%, for example, means that the managers sold and replaced securities valued at 100% of a fund’s assets within a one-year period. Funds with high turnover may be more likely to generate capital gains and dividends that must be distributed to shareholders as taxable income. High turnover may also cause a fund to pay more brokerage commissions and other transaction costs, which may detract from performance.

Turnover comparisons Percentage of holdings that change every year

	2006	2005	2004	2003	2002

Putnam Small Cap Value Fund	29%	24%	24%	36%	34%

Lipper Small-Cap Value Funds
category average	70%	67%	66%	76%	86%

Turnover data for the fund is calculated based on the fund's fiscal-year period, which ends on February 28. Turnover data for the fund's Lipper category is calculated based on the average of the turnover of each fund in the category for its fiscal year ended during the indicated year. Fiscal years vary across funds in the Lipper category, which may limit the comparability of the fund's portfolio turnover rate to the Lipper average. Comparative data for 2006 is based on information available as of 8/31/06.

Your fund’s risk

This risk comparison is designed to help you understand how your fund compares with other funds. The comparison utilizes a risk measure developed by Morningstar, an independent fund-rating agency. This risk measure is referred to as the fund’s Overall Morningstar Risk.

Your fund’s Overall Morningstar® Risk

Your fund’s Overall Morningstar Risk is shown alongside that of the average fund in its broad asset class, as determined by Morningstar. The risk bar broadens the comparison by translating the fund’s Overall Morningstar Risk into a percentile, which is based on the fund’s ranking among all funds rated by Morningstar as of September 30, 2006. A higher Overall Morningstar Risk generally indicates that a fund’s monthly returns have varied more widely.

Morningstar determines a fund’s Overall Morningstar Risk by assessing variations in the fund’s monthly returns — with an emphasis on downside variations — over 3-, 5-, and 10-year periods, if available. Those measures are weighted and averaged to produce the fund’s Overall Morningstar Risk. The information shown is provided for the fund’s class A shares only; information for other classes may vary. Overall Morningstar Risk is based on historical data and does not indicate future results. Morningstar does not purport to measure the risk associated with a current investment in a fund, either on an absolute basis or on a relative basis. Low Overall Morningstar Risk does not mean that you cannot lose money on an investment in a fund. Copyright 2006 Morningstar, Inc. All Rights Reserved. The information contained herein (1) is proprietary to Morningstar and/or its content providers; (2) may not be copied or distributed; and (3) is not warranted to be accurate, complete, or timely. Neither Morningstar nor its content providers are responsible for any damages or losses arising from any use of this information.

Your fund’s management

Your fund is managed by the members of the Putnam Small- and Mid-Cap Value Team. Edward Shadek is the Portfolio Leader and Michael Petro is a Portfolio Member of the fund. The Portfolio Leader and Portfolio Member coordinate the team’s management of the fund.

For a complete listing of the members of the Putnam Small- and Mid-Cap Value Team, including those who are not Portfolio Leaders or Portfolio Members of your fund, visit Putnam’s Individual Investor Web site at www.putnam.com.

Investment team fund ownership

The table below shows how much the fund’s current Portfolio Leader and Portfolio Member have invested in the fund and in all Putnam mutual funds (in dollar ranges). Information shown is as of August 31, 2006, and August 31, 2005.

N/A indicates the individual was not a Portfolio Leader or Portfolio Member as of 8/31/05.

Trustee and Putnam employee fund ownership

As of August 31, 2006, all of the 11 Trustees then on the Board of the Putnam funds owned fund shares. The table below shows the approximate value of investments in the fund and all Putnam funds as of that date by the Trustees and Putnam employees. These amounts include investments by the Trustees’ and employees’ immediate family members and investments through retirement and deferred compensation plans.

		Total assets in
	Assets in the fund	all Putnam funds

Trustees	$ 552,000	$ 93,000,000

Putnam employees	$14,898,000	$413,000,000

Fund manager compensation

The total 2005 fund manager compensation that is attributable to your fund is approximately $950,000. This amount includes a portion of 2005 compensation paid by Putnam Management to the fund managers listed in this section for their portfolio management responsibilities, calculated based on the fund assets they manage taken as a percentage of the total assets they manage. The compensation amount also includes a portion of the 2005 compensation paid to the Chief Investment Officer of the team and the Group Chief Investment Officer of the fund’s broader investment category for their oversight responsibilities, calculated based on the fund assets they oversee taken as a percentage of the total assets they oversee. This amount does not include compensation of other personnel involved in research, trading, administration, systems, compliance, or fund operations; nor does it include non-compensation costs. These percentages are determined as of the fund’s fiscal period-end. For personnel who joined Putnam Management during or after 2005, the calculation reflects annualized 2005 compensation or an estimate of 2006 compensation, as applicable.

Other Putnam funds managed by the Portfolio Leader
and Portfolio Member

Edward Shadek is also a Portfolio Leader of Putnam Mid Cap Value Fund.

Edward Shadek and Michael Petro may also manage other accounts and variable trust funds advised by Putnam Management or an affiliate.

Changes in your fund’s Portfolio Leader and Portfolio Members

During the year ended August 31, 2006, Portfolio Member Michael Petro joined and Portfolio Leader Eric Harthun left your fund’s management team.

Putnam fund ownership by Putnam’s Executive Board

The table below shows how much the members of Putnam’s Executive Board have invested in all Putnam mutual funds (in dollar ranges). Information shown is as of August 31, 2006, and August 31, 2005.

			$1 –	$10,001 –	$50,001 –	$100,001 –	$500,001 –	$1,000,001
	Year	$0	$10,000	$50,000	$100,000	$500,000	$1,000,000	and over

Philippe Bibi	2006							•

Chief Technology Officer	2005							•

Joshua Brooks	2006							•

Deputy Head of Investments	2005							•

William Connolly	2006							•

Head of Retail Management	2005							•

Kevin Cronin	2006							•

Head of Investments	2005							•

Charles Haldeman, Jr.	2006							•

President and CEO	2005							•

Amrit Kanwal	2006							•

Chief Financial Officer	2005						•

Steven Krichmar	2006						•

Chief of Operations	2005							•

Francis McNamara, III	2006							•

General Counsel	2005							•

Jeffrey Peters	N/A

Head of International Business	N/A

Richard Robie, III	2006						•

Chief Administrative Officer	2005						•

Edward Shadek	2006							•

Deputy Head of Investments	2005							•

Sandra Whiston	2006						•

Head of Institutional Management	2005						•

N/A indicates the individual became a member of Putnam’s Executive Board after the reporting date.

Terms and definitions

Important terms

Total return shows how the value of the fund’s shares changed over time, assuming you held the shares through the entire period and reinvested all distributions in the fund.

Net asset value (NAV) is the price, or value, of one share of a mutual fund, without a sales charge. NAVs fluctuate with market conditions. NAV is calculated by dividing the net assets of each class of shares by the number of outstanding shares in the class.

Public offering price (POP) is the price of a mutual fund share plus the maximum sales charge levied at the time of purchase. POP performance figures shown here assume the 5.25% maximum sales charge for class A shares and 3.25% for class M shares.

Contingent deferred sales charge (CDSC) is generally a charge applied at the time of the redemption of class B or C shares and assumes redemption at the end of the period. Your fund’s class B CDSC declines from a 5% maximum during the first year to 1% during the sixth year. After the sixth year, the CDSC no longer applies. The CDSC for class C shares is 1% for one year after purchase.

Share classes

Class A shares are generally subject to an initial sales charge and no CDSC (except on certain redemptions of shares bought without an initial sales charge).

Class B shares are not subject to an initial sales charge. They may be subject to a CDSC.

Class C shares are not subject to an initial sales charge and are subject to a CDSC only if the shares are redeemed during the first year.

Class M shares have a lower initial sales charge and a higher 12b-1 fee than class A shares and no CDSC (except on certain redemptions of shares bought without an initial sales charge).

Class Y shares are not subject to an initial sales charge or CDSC, and carry no 12b-1 fee. They are only available to eligible purchasers, including eligible defined contribution plans or corporate IRAs.

Comparative indexes

Lehman Aggregate Bond Index is an unmanaged index of U.S. investment-grade fixed-income securities.

Lehman Credit Index is an unmanaged index of investment-grade corporate bonds.

Lehman Municipal Bond Index is an unmanaged index of long-term fixed-rate investment-grade tax-exempt bonds.

Russell 2000 Value Index is an unmanaged index of those companies in the small-cap Russell 2000 Index chosen for their value orientation.

Russell 3000 Growth Index is an unmanaged index of those companies in the broad-market Russell 3000 Index chosen for their growth orientation.

Russell 3000 Value Index is an unmanaged index of those companies in the broad-market Russell 3000 Index chosen for their value orientation.

S&P 500 Index is an unmanaged index of common stock performance.

Indexes assume reinvestment of all distributions and do not account for fees. Securities and performance of a fund and an index will differ. You cannot invest directly in an index.

Lipper is a third-party industry-ranking entity that ranks mutual funds. Its rankings do not reflect sales charges. Lipper rankings are based on total return at net asset value relative to other funds that have similar current investment styles or objectives as determined by Lipper. Lipper may change a fund’s category assignment at its discretion. Lipper category averages reflect performance trends for funds within a category.

Trustee approval of management contract

General conclusions

The Board of Trustees of the Putnam funds oversees the management of each fund and, as required by law, determines annually whether to approve the continuance of your fund’s management contract with Putnam Management. In this regard, the Board of Trustees, with the assistance of its Contract Committee consisting solely of Trustees who are not “interested persons” (as such term is defined in the Investment Company Act of 1940, as amended) of the Putnam funds (the “Independent Trustees”), requests and evaluates all information it deems reasonably necessary under the circumstances. Over the course of several months ending in June 2006, the Contract Committee met four times to consider the information provided by Putnam Management and other information developed with the assistance of the Board’s independent counsel and independent staff. The Contract Committee reviewed and discussed key aspects of this information with all of the Independent Trustees. Upon completion of this review, the Contract Committee recommended, and the Independent Trustees approved, the continuance of your fund’s management contract, effective July 1, 2006.

This approval was based on the following conclusions:

• That the fee schedule in effect for your fund represents reasonable compensation in light of the nature and quality of the services being provided to the fund, the fees paid by competitive funds and the costs incurred by Putnam Management in providing such services, and

• That such fee schedule represents an appropriate sharing between fund shareholders and Putnam Management of such economies of scale as may exist in the management of the fund at current asset levels.

These conclusions were based on a comprehensive consideration of all information provided to the Trustees and were not the result of any single factor. Some of the factors that figured particularly in the Trustees’ deliberations and how the Trustees considered these factors are described below, although individual Trustees may have evaluated the information presented differently, giving different weights to various factors. It is also important to recognize that the fee arrangements for your fund and the other Putnam funds are the result of many years of review and discussion between the Independent Trustees and Putnam Management, that certain aspects of such arrangements may receive greater scrutiny in some years than others, and that the Trustees’ conclusions may be based, in part, on their consideration of these same arrangements in prior years.

Management fee schedules and categories; total expenses

The Trustees reviewed the management fee schedules in effect for all Putnam funds, including fee levels and breakpoints, and the assignment of funds to particular fee categories. In reviewing fees and expenses, the Trustees generally focused their attention on material changes in circumstances — for example, changes in a fund’s size or investment style, changes in Putnam Management’s operating costs, or changes in competitive practices in the mutual fund industry — that suggest that consideration of fee changes might be warranted. The Trustees concluded that the circumstances did not warrant changes to the management fee structure of your fund, which had been carefully developed over the years, re-examined on many occasions and adjusted where appropriate. The Trustees focused on two areas of particular interest, as discussed further below:

• Competitiveness. The Trustees reviewed comparative fee and expense information for competitive funds, which indicated that, in a custom peer group of competitive funds selected by Lipper Inc., your fund ranked in the 24th percentile in management fees and in the 34th percentile in total expenses (less any applicable 12b-1 fees) as of December 31, 2005 (the first percentile being the least expensive funds and the 100th percentile being the most expensive funds). (Because the fund’s custom peer group is smaller than the fund’s broad Lipper Inc. peer group, this expense information may differ from the Lipper peer expense information found elsewhere in this report.) The Trustees noted that expense ratios for a number of Putnam funds, which show the percentage of fund assets used to pay for management and administrative services, distribution (12b-1) fees and other expenses, had been increasing recently as a result of declining net assets and the natural operation of fee breakpoints.

The Trustees noted that the expense ratio increases described above were currently being controlled by expense limitations implemented in January 2004 and which Putnam Management, in consultation with the Contract Committee, has committed to maintain at least through 2007. These expense limitations give effect to a commitment by Putnam Management that the expense ratio of each open-end fund would be no higher than the average expense ratio of the competitive funds included in the fund’s relevant Lipper universe (exclusive of any applicable 12b-1 charges in each case). The Trustees observed that this commitment to limit fund expenses has served shareholders well since its inception. In order to ensure that the expenses of the Putnam funds continue to meet evolving competitive standards, the Trustees requested, and Putnam Management agreed, to implement an additional expense limitation for certain funds for the twelve months beginning January 1, 2007 equal to the average expense ratio (exclusive of 12b-1 charges) of a custom peer group of competitive funds selected by Lipper based on the size of the fund. This additional expense limitation will be applied to those open-end funds that had above-average expense ratios (exclusive of 12b-1 charges) based on the Lipper custom peer group data for the period ended December 31, 2005. This additional expense limitation will not be applied to your fund.

• Economies of scale. Your fund currently has the benefit of breakpoints in its management fee that provide shareholders with significant economies of scale, which means that the effective management fee rate of a fund (as a percentage of fund assets) declines as a fund grows in size and crosses specified asset thresholds. Conversely, as a fund shrinks in size — as has been the case for many Putnam funds in recent years — these breakpoints result in increasing fee levels. In recent years, the Trustees have examined the operation of the existing breakpoint structure during periods of both growth and decline in asset levels. The Trustees concluded that the fee schedules in effect for the funds represented an appropriate sharing of economies of scale at current asset levels. In reaching this conclusion, the Trustees considered the Contract Committee’s stated intent to continue to work with Putnam Management to plan for an eventual resumption in the growth of assets, including a study of potential economies that might be produced under various growth assumptions.

In connection with their review of the management fees and total expenses of the Putnam funds, the Trustees also reviewed the costs of the services to be provided and profits to be realized by Putnam Management and its affiliates from the relationship with the funds. This information included trends in revenues, expenses and profitability of Putnam Management and its affiliates relating to the investment management and distribution services provided to the funds. In this regard, the Trustees also reviewed an analysis of Putnam Management’s revenues, expenses and profitability with respect to the funds’ management contracts, allocated on a fund-by-fund basis. Because many of the costs incurred by Putnam Management in managing the funds are not readily identifiable to particular funds, the Trustees observed that the methodology for allocating costs is an important factor in evaluating Putnam Management’s costs and profitability, both as to the Putnam funds in the aggregate and as to individual funds. The Trustees reviewed Putnam Management’s cost allocation methodology with the assistance of independent consultants and concluded that this methodology was reasonable and well-considered.

Investment performance

The quality of the investment process provided by Putnam Management represented a major factor in the Trustees’ evaluation of the quality of services provided by Putnam Management under your fund’s management contract. The Trustees were assisted in their review of the Putnam funds’ investment process and performance by the work of the Investment Process Committee of the Trustees and the Investment Oversight Committee of the Trustees, which meet on a regular monthly basis with the funds’ portfolio teams throughout the year. The Trustees concluded that Putnam Management generally provides a high-quality investment process — as measured by the experience and skills of the individuals assigned to the management of fund portfolios, the resources made available to such personnel, and in general the ability of Putnam Management to attract and retain high-quality personnel — but also recognize that this does not guarantee favorable investment results for every fund in every time period. The Trustees considered the investment performance of each fund over multiple time periods and considered information comparing each fund’s performance with various benchmarks and with the performance of competitive funds.

The Trustees noted the satisfactory investment performance of many Putnam funds. They also noted the disappointing investment performance of certain funds in recent years and discussed with senior management of Putnam Management the factors contributing to such underperfor-mance and actions being taken to improve performance. The Trustees recognized that, in recent years, Putnam Management has made significant changes in its investment personnel and processes and in the fund product line to address areas of underperformance. In particular, they noted the important contributions of Putnam Management’s leadership in attracting, retaining and supporting high-quality investment professionals and in systematically implementing an investment process that seeks to merge the best features of fundamental and quantitative analysis. The Trustees indicated their intention to continue to monitor performance trends to assess the effectiveness of these changes and to evaluate whether additional changes to address areas of underperformance are warranted.

In the case of your fund, the Trustees considered that your fund’s class A share cumulative total return performance at net asset value was in the following percentiles of its Lipper Inc. peer group (Lipper Small-Cap Value Funds) for the one-, three- and five-year periods ended March 31, 2006 (the first percentile being the best performing funds and the 100th percentile being the worst performing funds):

One-year period	Three-year period	Five-year period

29th	11th	35th

(Because of the passage of time, these performance results may differ from the performance results for more recent periods shown elsewhere in this report. Over the one-, three- and five-year periods ended March 31, 2006, there were 256, 201, and 146 funds, respectively, in your fund’s Lipper peer group.* Past performance is no guarantee of future performance.)

As a general matter, the Trustees concluded that cooperative efforts between the Trustees and Putnam Management represent the most effective way to address investment performance problems. The Trustees noted that investors in the Putnam funds have, in effect, placed their trust in the Putnam organization, under the oversight of the funds’ Trustees, to make appropriate decisions regarding the management of the funds. Based on the responsiveness of Putnam Management in the recent past to Trustee concerns about investment performance, the Trustees concluded that it is preferable to seek change within Putnam Management to address performance shortcomings. In the Trustees’ view, the alternative of terminating a management contract and engaging a new investment adviser for an underperforming fund

* The percentile rankings for your fund’s class A share annualized total return performance in the Lipper Small-Cap Value Funds category for the one- and five-year periods ended September 30, 2006, were 52% and 43%, respectively. Over the one- and five-year periods ended September 30, 2006, the fund ranked 141st out of 275, and 67th out of 157 funds, respectively. Note that this more recent information was not available when the Trustees approved the continuance of your fund’s management contract.

would entail significant disruptions and would not provide any greater assurance of improved investment performance.

Brokerage and soft-dollar allocations; other benefits

The Trustees considered various potential benefits that Putnam Management may receive in connection with the services it provides under the management contract with your fund. These include benefits related to brokerage and soft-dollar allocations, whereby a portion of the commissions paid by a fund for brokerage may be used to acquire research services that may be useful to Putnam Management in managing the assets of the fund and of other clients. The Trustees indicated their continued intent to monitor the potential benefits associated with the allocation of fund brokerage to ensure that the principle of seeking “best price and execution” remains paramount in the portfolio trading process.

The Trustees’ annual review of your fund’s management contract also included the review of its distributor’s contract and distribution plan with Putnam Retail Management Limited Partnership and the custodian agreement and investor servicing agreement with Putnam Fiduciary Trust Company, all of which provide benefits to affiliates of Putnam Management.

Comparison of retail and institutional fee schedules

The information examined by the Trustees as part of their annual contract review has included for many years information regarding fees charged by Putnam Management and its affiliates to institutional clients such as defined benefit pension plans, college endowments, etc. This information included comparison of such fees with fees charged to the funds, as well as a detailed assessment of the differences in the services provided to these two types of clients. The Trustees observed, in this regard, that the differences in fee rates between institutional clients and the mutual funds are by no means uniform when examined by individual asset sectors, suggesting that differences in the pricing of investment management services to these types of clients reflect to a substantial degree historical competitive forces operating in separate market places. The Trustees considered the fact that fee rates across all asset sectors are higher on average for mutual funds than for institutional clients, as well as the differences between the services that Putnam Management provides to the Putnam funds and those that it provides to institutional clients of the firm, but did not rely on such comparisons to any significant extent in concluding that the management fees paid by your fund are reasonable.

Other information for shareholders

Important notice regarding delivery of shareholder documents

In accordance with SEC regulations, Putnam sends a single copy of annual and semiannual shareholder reports, prospectuses, and proxy statements to Putnam shareholders who share the same address, unless a shareholder requests otherwise. If you prefer to receive your own copy of these documents, please call Putnam at 1-800-225-1581, and Putnam will begin sending individual copies within 30 days.

Proxy voting

Putnam is committed to managing our mutual funds in the best interests of our shareholders. The Putnam funds’ proxy voting guidelines and procedures, as well as information regarding how your fund voted proxies relating to portfolio securities during the 12-month period ended June 30, 2006, are available on the Putnam Individual Investor Web site, www.putnam.com/individual, and on the SEC’s Web site, www.sec.gov. If you have questions about finding forms on the SEC’s Web site, you may call the SEC at 1-800-SEC-0330. You may also obtain the Putnam funds’ proxy voting guidelines and procedures at no charge by calling Putnam’s Shareholder Services at 1-800-225-1581.

Fund portfolio holdings

The fund will file a complete schedule of its portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form N-Q. Shareholders may obtain the fund’s Forms N-Q on the SEC’s Web site at www.sec.gov. In addition, the fund’s Forms N-Q may be reviewed and copied at the SEC’s Public Reference Room in Washington, D.C. You may call the SEC at 1-800-SEC-0330 for information about the SEC’s Web site or the operation of the Public Reference Room.

Financial statements

A guide to financial statements

These sections of the report, as well as the accompanying Notes, constitute the fund’s financial statements.

The fund’s portfolio lists all the fund’s investments and their values as of the last day of the reporting period. Holdings are organized by asset type and industry sector, country, or state to show areas of concentration and diversification.

Statement of assets and liabilities shows how the fund’s net assets and share price are determined. All investment and noninvestment assets are added together. Any unpaid expenses and other liabilities are subtracted from this total. The result is divided by the number of shares to determine the net asset value per share, which is calculated separately for each class of shares. (For funds with preferred shares, the amount subtracted from total assets includes the liquidation preference of preferred shares.)

Statement of operations shows the fund’s net investment gain or loss. This is done by first adding up all the fund’s earnings — from dividends and interest income — and subtracting its operating expenses to determine net investment income (or loss). Then, any net gain or loss the fund realized on the sales of its holdings — as well as any unrealized gains or losses over the period — is added to or subtracted from the net investment result to determine the fund’s net gain or loss for the fiscal period.

Statement of changes in net assets shows how the fund’s net assets were affected by the fund’s net investment gain or loss, by distributions to shareholders, and by changes in the number of the fund’s shares. It lists distributions and their sources (net investment income or realized capital gains) over the current reporting period and the most recent fiscal year-end. The distributions listed here may not match the sources listed in the Statement of operations because the distributions are determined on a tax basis and may be paid in a different period from the one in which they were earned. Dividend sources are estimated at the time of declaration. Actual results may vary. Any non-taxable return of capital cannot be determined until final tax calculations are completed after the end of the fund’s fiscal year.

Financial highlights provide an overview of the fund’s investment results, per-share distributions, expense ratios, net investment income ratios, and portfolio turnover in one summary table, reflecting the five most recent reporting periods. In a semiannual report, the highlight table also includes the current reporting period.

The fund’s portfolio 8/31/06 (Unaudited)

COMMON STOCKS (99.2%)*

	Shares	Value

Advertising and Marketing Services (1.0%)
Digitas, Inc. †	400,400	$3,579,576
Nu Skin Enterprises, Inc. Class A	136,500	2,364,180
Valassis Communications, Inc. † (S)	69,400	1,368,568
		7,312,324

Aerospace and Defense (1.6%)
AAR Corp. †	246,189	5,492,477
Heico Corp. (S)	36,500	1,209,245
Innovative Solutions & Support, Inc. † (S)	165,550	2,426,963
Kaman Corp.	45,800	820,278
Teledyne Technologies, Inc. †	63,100	2,419,254
		12,368,217

Airlines (0.5%)
SkyWest, Inc.	156,000	3,770,520

Automotive (1.4%)
Aaron Rents, Inc.	122,372	2,864,729
American Axle & Manufacturing Holdings, Inc.	236,400	3,945,516
ArvinMeritor, Inc.	269,100	3,996,135
		10,806,380

Banking (10.1%)
AMCORE Financial, Inc.	134,200	4,032,710
BankAtlantic Bancorp, Inc. Class A	482,800	6,792,996
Bankunited Financial Corp. Class A	118,400	3,051,168
Brookline Bancorp, Inc.	287,065	3,832,318
City Holding Co.	42,400	1,669,712
Colonial Bancgroup, Inc.	168,900	4,136,361
Columbia Banking Systems, Inc.	96,500	3,018,520
Corus Bankshares, Inc. (S)	143,400	3,127,554
East West Bancorp, Inc.	59,600	2,413,800
First Community Bancorp	66,500	3,565,065
First Niagara Financial Group, Inc.	157,997	2,363,635
FirstFed Financial Corp. † (S)	60,700	3,087,202
Flagstar Bancorp, Inc. (S)	303,700	4,415,798
PFF Bancorp, Inc.	187,900	6,781,311
Provident Bankshares Corp.	113,340	4,247,983
Republic Bancorp, Inc.	529,750	6,849,668
Sterling Bancshares, Inc.	269,300	5,585,282
UMB Financial Corp.	58,600	2,043,382
Webster Financial Corp.	96,100	4,539,764
		75,554,229

COMMON STOCKS (99.2%)* continued

	Shares	Value

Basic Materials (0.8%)
Ameron International Corp.	58,300	$4,089,162
Chaparral Steel Co. †	31,700	2,264,014
		6,353,176

Broadcasting (0.4%)
Sinclair Broadcast Group, Inc. Class A	403,800	3,117,336

Building Materials (2.1%)
Apogee Enterprises, Inc.	273,000	4,097,730
Goodman Global, Inc. †	278,270	3,503,419
Interface, Inc. Class A †	338,200	4,298,522
Lennox International, Inc.	179,500	4,225,430
		16,125,101

Chemicals (3.7%)
A. Schulman, Inc.	140,400	3,312,036
Airgas, Inc.	70,800	2,536,056
H.B. Fuller Co.	239,000	4,595,970
Olin Corp.	201,000	3,021,030
Omnova Solutions, Inc. †	739,613	4,156,625
PolyOne Corp. †	538,847	4,671,803
RPM, Inc.	192,700	3,624,687
UAP Holding Corp.	92,600	1,928,858
		27,847,065

Commercial and Consumer Services (1.5%)
Brink’s Co. (The)	50,800	2,894,076
Diamond Management & Technology Consultants, Inc. †	255,800	2,381,498
ePlus, Inc. †	90,800	880,760
Global Cash Access, Inc. †	155,600	2,400,908
Maximus, Inc.	111,200	2,960,144
		11,517,386

Communications Equipment (1.6%)
Belden CDT, Inc.	170,900	6,107,966
EFJ, Inc. †	367,674	2,610,485
Radyne Comstream Corp. †	259,800	3,174,756
		11,893,207

Computers (5.2%)
Agilysys, Inc.	226,911	3,067,837
Brocade Communications Systems, Inc. †	642,900	3,985,980
Emulex Corp. †	251,800	4,361,176
Foundry Networks, Inc. †	363,225	4,420,448
Inter-Tel, Inc.	103,800	2,287,752
MTS Systems Corp.	80,022	2,686,339
Neoware Systems, Inc. † (S)	151,800	1,958,220

COMMON STOCKS (99.2%)* continued

	Shares	Value

Computers continued
Netgear, Inc. †	56,000	$1,101,520
Parametric Technology Corp. †	311,100	5,011,821
Paxar Corp. †	167,712	3,265,353
Smart Modular Technologies WWH, Inc. †	375,800	3,720,420
Xyratex, Ltd. (Bermuda) †	175,300	3,332,453
		39,199,319

Conglomerates (1.1%)
AMETEK, Inc.	66,800	2,864,384
Crane Co. (Australia)	131,170	5,244,177
		8,108,561

Consumer Finance (1.1%)
AmeriCredit Corp. †	121,800	2,861,082
Capital Trust, Inc. Class A (R)	134,375	5,274,219
		8,135,301

Consumer Goods (0.5%)
American Greetings Corp. Class A	128,800	3,158,176
Elizabeth Arden, Inc. †	26,100	379,233
		3,537,409

Distribution (0.7%)
Spartan Stores, Inc.	95,800	1,727,274
Watsco, Inc.	85,500	3,756,870
		5,484,144

Electric Utilities (1.4%)
Black Hills Corp.	136,746	4,760,128
Westar Energy, Inc.	234,100	5,709,699
		10,469,827

Electrical Equipment (1.1%)
Rofin-Sinar Technologies, Inc. †	79,460	4,351,230
WESCO International, Inc. † (S)	61,500	3,597,750
		7,948,980

Electronics (4.2%)
Avnet, Inc. †	205,738	4,024,235
Directed Electronics, Inc. †	202,060	2,964,220
General Cable Corp. † (S)	92,267	3,555,048
Methode Electronics, Inc. Class A	373,100	2,962,414
MoSys, Inc. † (S)	240,200	1,630,958
Park Electrochemical Corp.	165,000	4,306,500
RF Micro Devices, Inc. †	622,099	4,118,295
TTM Technologies, Inc. †	341,100	4,386,546
X-Rite, Inc. (S)	388,700	3,455,543
		31,403,759

COMMON STOCKS (99.2%)* continued

	Shares	Value

Energy (2.0%)
GulfMark Offshore, Inc. †	164,700	$4,998,645
Hydril Co. †	44,700	2,925,615
Pride International, Inc. †	63,200	1,638,776
Tidewater, Inc.	110,700	5,270,427
		14,833,463

Engineering & Construction (0.4%)
EMCOR Group, Inc. †	55,200	3,060,288

Financial (0.9%)
Advanta Corp. Class B	194,700	6,592,542

Food (2.0%)
Flowers Foods, Inc.	148,950	4,043,993
Ruddick Corp.	238,400	6,148,336
Sanderson Farms, Inc. (S)	97,800	3,057,228
TreeHouse Foods, Inc. †	68,200	1,739,100
		14,988,657

Forest Products and Packaging (1.0%)
Albany International Corp. (S)	113,800	3,973,896
Silgan Holdings, Inc.	107,800	3,816,120
		7,790,016

Health Care Services (2.8%)
AMERIGROUP Corp. †	66,100	2,084,794
Hooper Holmes, Inc.	1,406,100	4,583,886
Odyssey Healthcare, Inc. †	214,300	3,437,372
Pediatrix Medical Group, Inc. †	84,600	3,874,680
Sierra Health Services, Inc. †	106,900	4,586,010
Sunrise Assisted Living, Inc. †	84,000	2,478,840
		21,045,582

Homebuilding (0.7%)
Champion Enterprises, Inc. † (S)	333,000	2,271,060
Fleetwood Enterprises, Inc. †	380,300	2,673,509
		4,944,569

Household Furniture and Appliances (0.9%)
Furniture Brands International, Inc. (S)	224,900	4,306,835
Tempur-Pedic International, Inc. † (S)	154,300	2,476,515
		6,783,350

Insurance (9.8%)
American Equity Investment Life Holding Co. (S)	468,600	5,421,702
Commerce Group, Inc.	189,000	5,630,310
FBL Financial Group, Inc. Class A	98,397	3,262,845
Fremont General Corp.	228,500	3,262,980
Hub International, Ltd. (Canada)	113,700	3,256,368
Infinity Property & Casualty Corp.	131,700	4,998,015

COMMON STOCKS (99.2%)* continued

	Shares	Value

Insurance continued
Landamerica Financial Group, Inc.	84,900	$5,369,076
Navigators Group, Inc. †	69,241	3,190,625
Ohio Casualty Corp.	151,600	3,934,020
Philadelphia Consolidated Holding Corp. †	119,800	4,331,968
Phoenix Companies, Inc. (The)	175,700	2,593,332
Presidential Life Corp.	245,200	5,779,364
Selective Insurance Group	91,199	4,744,172
Stancorp Financial Group	87,800	4,088,846
State Auto Financial Corp.	134,100	4,202,694
Stewart Information Services	101,900	3,475,809
Triad Guaranty, Inc. †	45,910	2,307,896
Zenith National Insurance Corp.	109,900	4,154,220
		74,004,242

Investment Banking/Brokerage (0.8%)
MCG Capital Corp. (S)	388,400	6,229,936

Leisure (0.4%)
Arctic Cat, Inc.	188,888	3,141,207

Machinery (2.4%)
Applied Industrial Technologies, Inc.	135,600	3,065,916
CLARCOR, Inc.	72,100	2,159,395
Gardner Denver, Inc. †	65,600	2,359,632
Imation Corp.	103,200	4,089,816
Lincoln Electric Holdings, Inc.	23,940	1,317,418
MSC Industrial Direct Co., Inc. Class A	22,900	901,344
Tennant Co.	143,862	3,892,906
		17,786,427

Manufacturing (1.2%)
Acuity Brands, Inc.	92,802	3,965,429
Gehl, Co. †	115,300	3,009,330
Griffon Corp. †	90,600	2,143,596
		9,118,355

Media (0.5%)
Journal Communications, Inc. Class A	336,400	3,690,308

Medical Technology (2.3%)
Datascope Corp.	144,900	4,771,557
Edwards Lifesciences Corp. †	66,200	3,090,878
Hanger Orthopedic Group, Inc. †	144,400	1,038,236
PSS World Medical, Inc. †	202,000	3,918,800
Vital Signs, Inc.	88,628	4,808,069
		17,627,540

Metal Fabricators (1.0%)
Mueller Industries, Inc.	103,300	3,958,456
USEC, Inc.	382,600	3,868,086
		7,826,542

COMMON STOCKS (99.2%)* continued

	Shares	Value

Metals (1.7%)
Quanex Corp.	132,625	$4,553,016
Reliance Steel & Aluminum Co.	87,358	2,862,722
Steel Dynamics, Inc.	31,100	1,641,769
Texas Industries, Inc.	81,200	3,811,528
		12,869,035

Natural Gas Utilities (0.8%)
Energen Corp.	131,200	5,725,568

Office Equipment & Supplies (0.4%)
Steelcase, Inc.	218,600	3,169,700

Oil & Gas (3.5%)
Cabot Oil & Gas Corp. Class A	83,800	4,278,828
Energy Partners, Ltd. † (S)	145,200	3,622,740
Petroleum Development Corp. †	115,300	4,923,310
Range Resources Corp.	141,100	3,947,978
St. Mary Land & Exploration Co.	136,200	5,556,960
Universal Compression Holdings, Inc. †	75,700	4,120,351
		26,450,167

Other (0.3%)
KKR Private Equity Investors LP 144A †	88,000	1,987,920

Pharmaceuticals (1.7%)
Alpharma, Inc. Class A (S)	220,020	4,607,219
Owens & Minor, Inc.	156,100	5,021,737
Sciele Pharma, Inc. † (S)	193,210	3,381,175
		13,010,131

Photography/Imaging (0.5%)
Ikon Office Solutions, Inc.	266,232	3,793,806

Real Estate (6.0%)
American Home Mortgage Investment Corp. (R) (S)	145,394	4,608,990
Arbor Realty Trust, Inc (R)	215,500	5,419,825
Deerfield Triarc Capital Corp. (R)	341,500	4,528,290
DiamondRock Hospitality Co. (R)	249,310	4,188,408
Entertainment Properties Trust (R)	99,672	4,969,646
Getty Realty Corp. (R) (S)	206,300	6,209,630
Grubb & Ellis Co. †	239,875	2,302,800
Innkeepers USA Trust (R)	167,600	2,775,456
M/I Schottenstein Homes, Inc. (S)	39,600	1,281,456
National Health Investors, Inc. (R)	185,800	5,079,772
NorthStar Realty Finance Corp. (R)	293,275	3,516,367
		44,880,640

Restaurants (0.9%)
Landry’s Restaurants, Inc.	138,600	3,790,710
Morton’s Restaurant Group, Inc. †	208,800	3,217,608
		7,008,318

COMMON STOCKS (99.2%)* continued

	Shares	Value

Retail (5.7%)
Charlotte Russe Holding, Inc. †	169,500	$4,525,650
Claire’s Stores, Inc.	122,500	3,347,925
CSK Auto Corp. †	225,007	2,580,830
Haverty Furniture Cos., Inc. (S)	291,500	4,095,575
Jos. A. Bank Clothiers, Inc. † (S)	120,600	2,885,958
K-Swiss, Inc. Class A	118,400	3,257,184
Nash Finch Co. (S)	105,700	2,415,245
Sonic Automotive, Inc.	155,600	3,290,940
Stage Stores, Inc.	130,300	3,434,708
Toro Co. (The)	74,500	2,980,745
Tween Brands, Inc. †	127,300	4,335,838
Wolverine World Wide, Inc.	213,900	5,396,697
		42,547,295

Semiconductor (1.7%)
Brooks Automation, Inc. †	379,184	5,270,658
Cohu, Inc.	206,800	3,468,036
Standard Microsystems Corp. †	130,622	3,666,560
		12,405,254

Shipping (0.9%)
Arkansas Best Corp.	77,500	3,421,625
EGL, Inc. †	111,200	3,399,384
		6,821,009

Software (0.6%)
Hyperion Solutions Corp. †	137,400	4,550,688

Staffing (0.9%)
Kforce, Inc. †	264,035	3,250,271
MPS Group, Inc. †	271,100	3,811,666
		7,061,937

Technology (0.2%)
LaBarge, Inc. †	123,200	1,324,400

Technology Services (1.3%)
Acxiom Corp.	123,400	2,997,386
IHS, Inc. Class A † (S)	66,230	1,987,562
Indus International, Inc. †	1,044,100	2,140,405
United Online, Inc.	201,400	2,310,058
		9,435,411

Telecommunications (1.4%)
Brightpoint, Inc. †	194,230	3,231,987
Consolidated Communications Holdings, Inc.	221,900	3,805,585
Earthlink, Inc. † (S)	424,473	3,119,877
		10,157,449

COMMON STOCKS (99.2%)* continued

	Shares	Value

Textiles (0.8%)
Phillips-Van Heusen Corp.	105,900	$4,091,976
Unifirst Corp.	60,930	1,891,267
		5,983,243

Transportation Services (0.5%)
Landstar Systems, Inc.	90,600	3,868,620

Waste Management (0.3%)
URS Corp. †	62,900	2,550,593

Total common stocks (cost $552,902,776)		$746,016,449

SHORT-TERM INVESTMENTS (8.0%)*

	Principal amount/ shares	Value

Short-term investments held as collateral for loaned
securities with yields ranging from 5.22% to 5.44%
and due dates ranging from September 1, 2006
to October 6, 2006 (d)	$57,500,587	$57,402,376
Putnam Prime Money Market Fund (e)	2,455,628	2,455,628

Total short-term investments (cost $59,858,004)		$59,858,004

TOTAL INVESTMENTS

Total investments (cost $612,760,780)		$805,874,453

* Percentages indicated are based on net assets of $751,816,586.

† Non-income-producing security.

(S) Securities on loan, in part or in entirety, at August 31, 2006.

(R) Real Estate Investment Trust.

(d) See Note 1 to the financial statements.

(e) See Note 5 to the financial statements regarding investments in Putnam Prime Money Market Fund.

144A after the name of an issuer represents securities exempt from registration under Rule 144A of the Securities Act of 1933. These securities may be resold in transactions exempt from registration, normally to qualified institutional buyers.

The accompanying notes are an integral part of these financial statements.

Statement of assets and liabilities 8/31/06 (Unaudited)

ASSETS

Investment in securities, at value, including $55,195,555
of securities on loan (Note 1):
Unaffiliated issuers (identified cost $610,305,152)	$803,418,825
Affiliated issuers (identified cost $2,455,628) (Note 5)	2,455,628

Cash	28

Dividends, interest and other receivables	827,428

Receivable for shares of the fund sold	488,302

Receivable for securities sold	14,283,907

Total assets	821,474,118

LIABILITIES

Payable for securities purchased	8,648,364

Payable for shares of the fund repurchased	1,409,707

Payable for compensation of Manager (Notes 2 and 5)	1,461,549

Payable for investor servicing and custodian fees (Note 2)	138,898

Payable for Trustee compensation and expenses (Note 2)	75,827

Payable for administrative services (Note 2)	1,531

Payable for distribution fees (Note 2)	401,892

Collateral on securities loaned, at value (Note 1)	57,402,376

Other accrued expenses	117,388

Total liabilities	69,657,532

Net assets	$751,816,586

REPRESENTED BY

Paid-in capital (Unlimited shares authorized) (Notes 1 and 4)	$437,494,336

Undistributed net investment income (Note 1)	1,468,222

Accumulated net realized gain on investments (Note 1)	119,740,355

Net unrealized appreciation of investments	193,113,673

Total — Representing net assets applicable to capital shares outstanding	$751,816,586

(Continued on next page)

Statement of assets and liabilities (Continued)

COMPUTATION OF NET ASSET VALUE AND OFFERING PRICE

Net asset value and redemption price per class A share
($456,858,284 divided by 25,762,622 shares)	$17.73

Offering price per class A share
100/94.75 of $17.73)*	$18.71

Net asset value and offering price per class B share
($203,280,659 divided by 12,311,915 shares)**	$16.51

Net asset value and offering price per class C share
($38,969,555 divided by 2,355,532 shares)**	$16.54

Net asset value and redemption price per class M share
($6,924,485 divided by 406,806 shares)	$17.02

Offering price per class M share
(100/96.75 of $17.02)*	$17.59

Net asset value, offering price and redemption price per class Y share
($45,783,603 divided by 2,534,419 shares)	$18.06

* On single retail sales of less than $50,000. On sales of $50,000 or more the offering price is reduced.

** Redemption price per share is equal to net asset value less any applicable contingent deferred sales charge.

The accompanying notes are an integral part of these financial statements.

Statement of operations Six months ended 8/31/06 (Unaudited)

INVESTMENT INCOME

Dividends (net of foreign tax of $920)	$ 6,484,959

Interest (including interest income of $105,648 from
investments in affiliated issuers) (Note 5)	121,175

Securities lending	175,124

Total investment income	6,781,258

EXPENSES

Compensation of Manager (Note 2)	3,054,808

Investor servicing fees (Note 2)	848,878

Custodian fees (Note 2)	95,829

Trustee compensation and expenses (Note 2)	28,524

Administrative services (Note 2)	17,111

Distribution fees — Class A (Note 2)	598,080

Distribution fees — Class B (Note 2)	1,127,291

Distribution fees — Class C (Note 2)	208,738

Distribution fees — Class M (Note 2)	27,682

Other	128,592

Non-recurring costs (Notes 2 and 6)	15,991

Costs assumed by Manager (Notes 2 and 6)	(15,991)

Fees waived and reimbursed by Manager or affiliate (Notes 5 and 6)	(309,475)

Total expenses	5,826,058

Expense reduction (Note 2)	(116,659)

Net expenses	5,709,399

Net investment income	1,071,859

Net realized gain on investments (Notes 1 and 3)	58,918,650

Net unrealized depreciation of investments during the period	(81,477,096)

Net loss on investments	(22,558,446)

Net decrease in net assets resulting from operations	$(21,486,587)

The accompanying notes are an integral part of these financial statements.

Statement of changes in net assets

DECREASE IN NET ASSETS

Six months ended		Year ended
	8/31/06*	2/28/06

Operations:
Net investment income	$1,071,859	$260,605

Net realized gain on investments	58,918,650	162,138,386

Net unrealized depreciation of investments	(81,477,096)	(41,834,959)

Net increase (decrease) in net assets resulting from operations	(21,486,587)	120,564,032

Distributions to shareholders: (Note 1)

From net realized short-term gain on investments

Class A	—	(4,320,959)

Class B	—	(2,398,458)

Class C	—	(430,905)

Class M	—	(93,627)

Class Y	—	(684,047)

From net realized long-term gain on investments

Class A	—	(80,508,654)

Class B	—	(44,688,361)

Class C	—	(8,028,677)

Class M	—	(1,744,463)

Class Y	—	(12,745,251)

Redemption fees (Note 1)	1,407	917

Decrease from capital share transactions (Note 4)	(45,948,826)	(66,246,690)

Total decrease in net assets	(67,434,006)	(101,325,143)

NET ASSETS

Beginning of period	819,250,592	920,575,735

End of period (including undistributed net investment income
of $1,468,222 and $396,363, respectively)	$751,816,586	$819,250,592

* Unaudited

The accompanying notes are an integral part of these financial statements.

Financial highlights (For a common share outstanding throughout the period)

INVESTMENT OPERATIONS:					LESS DISTRIBUTIONS:						RATIOS AND SUPPLEMENTAL DATA:

			Net							Total			Ratio of net
	Net asset		realized and	Total	From				Net asset	return	Net	Ratio of	investment
	value,	Net	unrealized	from	net realized	From			value,	at net	assets,	expenses to	income (loss)	Portfolio
	beginning	investment	gain (loss) on	investment	gain on	return of	Total	Redemption	end	asset	end of period	average net	to average	turnover
Period ended	of period	income (loss)(a)	investments	operations	investments	capital	distributions	fees	of period	value (%)(b )	(in thousands)	assets (%)(c)	net assets (%)	(%)

CLASS A
August 31, 2006**	$18.17	.05(d,e)	(.49)	(.44)	—	—	—	—(f)	$17.73	(2.42)*(e)	$456,858	.61*(d,e)	.26*(d,e)	30.05*
February 28, 2006	19.11	.05(d,g)	2.80	2.85	(3.79)	—	(3.79)	—(f)	18.17	16.24	476,251	1.25(d)	.28(d,g)	28.65
February 28, 2005	18.01	—(d,f)	3.00	3.00	(1.90)	—	(1.90)	—(f)	19.11	16.83	496,588	1.38(d)	(.03)(d)	24.00
February 29, 2004	10.51	.04	7.46	7.50	—	—	—	—	18.01	71.36	482,998	1.34	.29	24.40
February 28, 2003	13.83	.02	(3.13)	(3.11)	(.21)	—(f)	(.21)	—	10.51	(22.56)	346,527	1.27	.19	36.46
February 28, 2002	12.59	.02	1.52	1.54	(.30)	—	(.30)	—	13.83	12.28	579,539	1.25	.12	34.35

CLASS B
August 31, 2006**	$16.98	(.02)(d,e)	(.45)	(.47)	—	—	—	—(f)	$16.51	(2.77)*(e)	$203,281	.99*(d,e)	(.12)*(d,e)	30.05*
February 28, 2006	18.22	(.08)(d,g)	2.63	2.55	(3.79)	—	(3.79)	—(f)	16.98	15.35	242,985	2.00(d)	(.47)(d,g)	28.65
February 28, 2005	17.37	(.14)(d)	2.89	2.75	(1.90)	—	(1.90)	—(f)	18.22	15.99	281,226	2.13(d)	(.78)(d)	24.00
February 29, 2004	10.21	(.06)	7.22	7.16	—	—	—	—	17.37	70.13	320,905	2.09	(.46)	24.40
February 28, 2003	13.55	(.07)	(3.06)	(3.13)	(.21)	—(f)	(.21)	—	10.21	(23.17)	267,374	2.02	(.57)	36.46
February 28, 2002	12.43	(.08)	1.50	1.42	(.30)	—	(.30)	—	13.55	11.47	507,231	2.00	(.63)	34.35

CLASS C
August 31, 2006**	$17.02	(.02)(d,e)	(.46)	(.48)	—	—	—	—(f)	$16.54	(2.82)*(e)	$38,970	.99*(d,e)	(.12)*(d,e)	30.05*
February 28, 2006	18.25	(.08)(d,g)	2.64	2.56	(3.79)	—	(3.79)	—(f)	17.02	15.39	43,993	2.00(d)	(.47)(d,g)	28.65
February 28, 2005	17.40	(.14)(d)	2.89	2.75	(1.90)	—	(1.90)	—(f)	18.25	15.96	46,641	2.13(d)	(.78)(d)	24.00
February 29, 2004	10.23	(.06)	7.23	7.17	—	—	—	—	17.40	70.09	49,511	2.09	(.46)	24.40
February 28, 2003	13.57	(.07)	(3.06)	(3.13)	(.21)	—(f)	(.21)	—	10.23	(23.14)	42,732	2.02	(.56)	36.46
February 28, 2002	12.45	(.08)	1.50	1.42	(.30)	—	(.30)	—	13.57	11.45	80,970	2.00	(.63)	34.35

CLASS M
August 31, 2006**	$17.49	—(d,e,f)	(.47)	(.47)	—	—	—	—(f)	$17.02	(2.69)*(e)	$6,924	.86*(d,e)	—*(d,e,h)	30.05*
February 28, 2006	18.61	(.04)(d,g)	2.71	2.67	(3.79)	—	(3.79)	—(f)	17.49	15.70	7,799	1.75(d)	(.22)(d,g)	28.65
February 28, 2005	17.67	(.09)(d)	2.93	2.84	(1.90)	—	(1.90)	—(f)	18.61	16.24	10,561	1.88(d)	(.53)(d)	24.00
February 29, 2004	10.36	(.03)	7.34	7.31	—	—	—	—	17.67	70.56	11,935	1.84	(.21)	24.40
February 28, 2003	13.70	(.04)	(3.09)	(3.13)	(.21)	—(f)	(.21)	—	10.36	(22.92)	10,027	1.77	(.34)	36.46
February 28, 2002	12.54	(.05)	1.51	1.46	(.30)	—	(.30)	—	13.70	11.69	22,130	1.75	(.38)	34.35

CLASS Y
August 31, 2006**	$18.49	.07(d,e)	(.50)	(.43)	—	—	—	—(f)	$18.06	(2.33)*(e)	$45,784	.49*(d,e)	.38*(d,e)	30.05*
February 28, 2006	19.34	.11(d,g)	2.83	2.94	(3.79)	—	(3.79)	—(f)	18.49	16.53	48,223	1.00(d)	.55(d,g)	28.65
February 28, 2005	18.16	.03(d)	3.05	3.08	(1.90)	—	(1.90)	—(f)	19.34	17.14	85,561	1.13(d)	.25(d)	24.00
February 29, 2004	10.57	.08	7.51	7.59	—	—	—	—	18.16	71.81	103,874	1.09	.52	24.40
February 28, 2003	13.87	.06	(3.15)	(3.09)	(.21)	—(f)	(.21)	—	10.57	(22.35)	36,979	1.02	.48	36.46
February 28, 2002	12.59	.05	1.53	1.58	(.30)	—	(.30)	—	13.87	12.60	35,327	1.00	.36	34.35

See notes to financial highlights at the end of this section.

The accompanying notes are an integral part of these financial statements.

44	45

Financial highlights (Continued)

* Not annualized. ** Unaudited.

(a) Per share net investment income (loss) has been determined on the basis of the weighted average number of shares outstanding during the period.

(b) Total return assumes dividend reinvestment and does not reflect the effect of sales charges.

(c) Includes amounts paid through expense offset and brokerage service arrangements (Note 2).

(d) Reflects waivers of certain fund expenses in connection with investments in Putnam Prime Money Market Fund during the period. As a result of such waivers, the expenses of each class, as a percentage of its net assets, reflect a reduction of the following amounts (Note 5):

	8/31/06	2/28/06	2/28/05

Class A	<0.01%	<0.01%	<0.01%

Class B	<0.01	<0.01	<0.01

Class C	<0.01	<0.01	<0.01

Class M	<0.01	<0.01	<0.01

Class Y	<0.01	<0.01	<0.01

(e) Reflects a non-recurring reimbursement from Putnam Investments relating to the calculation of certain amounts paid by the fund to Putnam in previous years for transfer agent services, which amounted to the following amounts for the period ended August 31, 2006 (Note 6):

		Percentage of
	Per share	net assets

Class A	$0.01	0.04%

Class B	0.01	0.04

Class C	0.01	0.04

Class M	0.01	0.04

Class Y	0.01	0.04

(f) Amount represents less than $0.01 per share.

(g) Reflects a non-recurring accrual related to Putnam Management’s settlement with the SEC regarding brokerage allocation practices, which amounted to the following amounts (Note 6):

		Percentage of
	Per share	net assets

Class A	<$0.01	0.02%

Class B	<0.01	0.02

Class C	<0.01	0.02

Class M	<0.01	0.02

Class Y	<0.01	0.02

(h) Amount represents less than 0.01% .

The accompanying notes are an integral part of these financial statements.

Notes to financial statements 8/31/06 (Unaudited)

Note 1: Significant accounting policies

Putnam Small Cap Value Fund (the “fund”) is one of a series of Putnam Investment Funds (the “trust”), a Massachusetts business trust, which is registered under the Investment Company Act of 1940, as amended, as a diversified, open-end management investment company. The fund seeks capital appreciation by investing primarily in common stocks of small U.S. companies which Putnam Investment Management, LLC (“Putnam Management”), the fund’s manager, an indirect wholly-owned subsidiary of Putnam, LLC believes are currently undervalued by the market.

The fund is closed to new investors and offers class A, class B, class C, class M and class Y shares. Class A and class M shares are sold with a maximum front-end sales charge of 5.25% and 3.25%, respectively, and generally do not pay a contingent deferred sales charge. Class B shares, which convert to class A shares after approximately seven years, do not pay a front-end sales charge and are subject to a contingent deferred sales charge, if those shares are redeemed within six years of purchase. Class C shares have a one-year 1.00% contingent deferred sales charge and do not convert to class A shares. The expenses for class A, class B, class C, and class M shares may differ based on the distribution fee of each class, which is identified in Note 2. Class Y shares, which are sold at net asset value, are generally subject to the same expenses as class A, class B, class C, and class M shares, but do not bear a distribution fee. Class Y shares are sold to certain eligible purchasers including certain defined contribution plans (including corporate IRAs), bank trust departments and trust companies.

A 2.00% redemption fee may apply to any shares that are redeemed (either by selling or exchanging into another fund) within 5 days of purchase. The redemption fee is accounted for as an addition to paid-in-capital.

The redemption fees discussed above will be replaced, effective October 2, 2006, by a 1.00% redemption fee on any shares purchased on or after such date that are redeemed (either by selling or exchanging into another fund) within 90 days of purchase.

Investment income, realized and unrealized gains and losses and expenses of the fund are borne pro-rata based on the relative net assets of each class to the total net assets of the fund, except that each class bears expenses unique to that class (including the distribution fees applicable to such classes). Each class votes as a class only with respect to its own distribution plan or other matters on which a class vote is required by law or determined by the Trustees. Shares of each class would receive their pro-rata share of the net assets of the fund, if the fund were liquidated. In addition, the Trustees declare separate dividends on each class of shares.

In the normal course of business, the fund enters into contracts that may include agreements to indemnify another party under given circumstances. The fund's maximum exposure under these arrangements is unknown as this would involve future claims that may be, but have not yet been, made against the fund. However, the fund expects the risk of material loss to be remote.

The following is a summary of significant accounting policies consistently followed by the fund in the preparation of its financial statements. The preparation of financial statements is in conformity with accounting principles generally accepted in the United States of America and requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities in the financial statements and the reported amounts of increases and decreases in net assets from operations during the reporting period. Actual results could differ from those estimates.

A) Security valuation Investments for which market quotations are readily available are valued at the last reported sales price on their principal exchange, or official closing price for certain markets. If no sales are reported — as in the case of some securities traded over-the-counter — a security is valued at its last reported bid price. Many securities markets and exchanges outside the U.S. close prior to the close of the New York Stock Exchange and therefore the closing prices for securities in such markets or on such exchanges may not fully reflect events that occur after such close but before the close of the New York Stock Exchange. Accordingly, on certain days, the fund will fair value foreign equity securities taking into account multiple factors, including movements in the U.S. securities markets. The number of days on which fair value prices will be used will depend on market activity and it is possible that fair value prices will be used by the fund to a significant extent. Securities quoted in foreign currencies, if any, are translated into U.S. dollars at the current exchange rate. Certain investments, including certain restricted securities, are valued at fair value following procedures approved by the Trustees. Such valuations and procedures are reviewed periodically by the Trustees. The fair value of securities is generally determined as the amount that the fund could reasonably expect to realize from an orderly disposition of such securities over a reasonable period of time. By its nature, a fair value price is a good faith estimate of the value of a security at a given point in time and does not reflect an actual market price, which may be different by a material amount.

B) Joint trading account Pursuant to an exemptive order from the Securities and Exchange Commission, the fund may transfer uninvested cash balances, including cash collateral received under security lending arrangements, into a joint trading account along with the cash of other registered investment companies and certain other accounts managed by Putnam Investment Management, LLC (“Putnam Management”), the fund’s manager, an indirect wholly-owned subsidiary of Putnam, LLC. These balances may be invested in issues of high-grade short-term investments having maturities of up to 397 days for collateral received under security lending arrangements and up to 90 days for other cash investments.

C) Repurchase agreements The fund, or any joint trading account, through its custodian, receives delivery of the underlying securities, the market value of which at the time of purchase is required to be in an amount at least equal to the resale price, including accrued interest. Collateral for certain tri-party repurchase agreements is held at the counterparty’s custodian in a segregated account for the benefit of the fund and the coun-terparty. Putnam Management is responsible for determining that the value of these underlying securities is at all times at least equal to the resale price, including accrued interest.

D) Security transactions and related investment income Security transactions are recorded on the trade date (date the order to buy or sell is executed). Gains or losses on securities sold are determined on the identified cost basis. Interest income is recorded on the accrual basis. Dividend income, net of applicable withholding taxes, is recognized on the ex-dividend date except that certain dividends from foreign securities, if any, are recognized as soon as the fund is informed of the ex-dividend date. Non-cash dividends, if any, are recorded at the fair market value of the securities received. Dividends representing a return of capital or capital gains, if any, are reflected as a reduction of cost and/or as a realized gain.

E) Security lending The fund may lend securities, through its agents, to qualified borrowers in order to earn additional income. The loans are collateralized by cash and/or securities in an amount at least equal to the market value of the securities loaned. The market value of securities loaned is determined daily and any additional required collateral is allocated to the fund on the next business day. The risk of borrower default will be borne by the fund’s agents; the fund will bear the risk of loss with respect to the investment of the cash collateral. Income from securities lending is included in investment income on the statement of operations. At August 31, 2006, the value of securities loaned amounted to $55,255,555. Certain of these securities were sold prior to period end and are included in the Receivable for securities sold on the Statement of assets and liabilities. The fund received cash collateral of $57,402,376 which is pooled with collateral of other Putnam funds into 42 issues of high grade short-term investments.

F) Federal taxes It is the policy of the fund to distribute all of its taxable income within the prescribed time and otherwise comply with the provisions of the Internal Revenue Code of 1986 (the “Code”) applicable to regulated investment companies. It is also the intention of the fund to distribute an amount sufficient to avoid imposition of any excise tax under Section 4982 of the Code, as amended. Therefore, no provision has been made for federal taxes on income, capital gains or unrealized appreciation on securities held nor for excise tax on income and capital gains.

The aggregate identified cost on a tax basis is $614,194,227, resulting in gross unrealized appreciation and depreciation of $220,321,948 and $28,641,722, respectively, or net unrealized depreciation of $191,680,226.

G) Distributions to shareholders Distributions to shareholders from net investment income are recorded by the fund on the ex-dividend date. Distributions from capital gains, if any, are recorded on the ex-dividend date and paid at least annually. The amount and character of income and gains to be distributed are determined in accordance with income tax regulations, which may differ from generally accepted accounting principles. Dividend sources are estimated at the time of declaration. Actual results may vary. Any non-taxable return of capital cannot be determined until final tax calculations are completed after the end of the fund’s fiscal year. Reclassifications are made to the fund’s capital accounts to reflect income and gains available for distribution (or available capital loss carryovers) under income tax regulations.

H) Expenses of the trust Expenses directly charged or attributable to any fund will be paid from the assets of that fund. Generally, expenses of the trust will be allocated among and charged to the assets of each fund on a basis that the Trustees deem fair and equitable, which may be based on the relative assets of each fund or the nature of the services performed and relative applicability to each fund.

Note 2: Management fee, administrative services and other transactions

Putnam Management is paid for management and investment advisory services quarterly based on the average net assets of the fund. Such fee is based on the following annual rates: 0.80% of the first $500 million of average net assets, 0.70% of the next $500 million, 0.65% of the next $500 million, 0.60% of the next $5 billion, 0.575% of the next $5 billion, 0.555% of the next $5 billion, 0.54% of the next $5 billion and 0.53% thereafter. Putnam Management has agreed to waive fees and reimburse expenses of the fund through February 28, 2007 to the extent necessary to ensure that the fund’s expenses do not exceed the simple average of the expenses of all front-end load funds viewed by Lipper Inc. as having the same investment classification or objective as the fund. The expense reimbursement is based on a comparison of the fund’s expenses with the average annualized operating expenses of the funds in its Lipper peer group for each calendar quarter during the fund’s last fiscal year, excluding 12b-1 fees and without giving effect to any expense offset and brokerage service arrangements that may reduce fund expenses.

For the period ended August 31, 2006, Putnam Management did not waive any of its management fee from the fund. For the period ended August 31, 2006, Putnam Management has assumed $15,991 of legal, shareholder servicing and communication, audit and Trustee fees incurred by the fund in connection with certain legal and regulatory matters (including those described in Note 6).

The fund reimburses Putnam Management an allocated amount for the compensation and related expenses of certain officers of the fund and their staff who provide administrative services to the fund. The aggregate amount of all such reimbursements is determined annually by the Trustees.

Custodial functions for the fund’s assets are provided by Putnam Fiduciary Trust Company (“PFTC”), a subsidiary of Putnam, LLC. PFTC receives fees for custody services based on the fund’s asset level, the number of its security holdings and transaction volumes. Putnam Investor Services, a division of PFTC, provides investor servicing agent functions to the fund. Putnam Investor Services receives fees for investor servicing based on the number of shareholder accounts in the fund and the level of defined contribution plan assets in the fund. During the period ended August 31, 2006, the fund incurred $944,707 for these services.

The fund has entered into an arrangement with PFTC whereby credits realized as a result of uninvested cash balances are used to reduce a portion of the fund's expenses. The fund also reduced expenses through brokerage service arrangements. For the six months ended August 31, 2006, the fund’s expenses were reduced by $116,659 under these arrangements.

Each independent Trustee of the fund receives an annual Trustee fee, of which $400, as a quarterly retainer, has been allocated to the fund, and an additional fee for each Trustees meeting attended. Trustees receive additional fees for attendance at certain committee meetings, industry seminars and for certain compliance-related matters. Trustees also are reimbursed for expenses they incur relating to their services as Trustees. George Putnam, III, who is not an independent Trustee, also receives the foregoing fees for his services as Trustee.

The fund has adopted a Trustee Fee Deferral Plan (the “Deferral Plan”) which allows the Trustees to defer the receipt of all or a portion of Trustees fees payable on or after July 1, 1995. The deferred fees remain invested in certain Putnam funds until distribution in accordance with the Deferral Plan.

The fund has adopted an unfunded noncontributory defined benefit pension plan (the “Pension Plan”) covering all Trustees of the fund who have served as a Trustee for at least five years and were first elected prior to 2004. Benefits under the

Pension Plan are equal to 50% of the Trustee's average annual attendance and retainer fees for the three years ended December 31, 2005. Pension expense for the fund is included in Trustee compensation and expenses in the statement of operations. Accrued pension liability is included in Payable for Trustee compensation and expenses in the statement of assets and liabilities. The Trustees have terminated the Pension Plan with respect to any Trustee first elected after 2003.

The fund has adopted distribution plans (the “Plans”) with respect to its class A, class B, class C and class M shares pursuant to rule 12b-1 under the Investment Company Act of 1940. The purpose of the Plans is to compensate Putnam Retail Management, a wholly-owned subsidiary of Putnam, LLC and Putnam Retail Management GP, Inc., for services provided and expenses incurred in distributing shares of the fund. The Plans provide for payments by the fund to Putnam Retail Management at an annual rate of up to 0.35%, 1.00%, 1.00% and 1.00% of the average net assets attributable to class A, class B, class C and class M shares, respectively. The Trustees have approved payment by the fund at an annual rate of 0.25%, 1.00%, 1.00% and 0.75% of the average net assets attributable to class A, class B, class C and class M shares, respectively.

For the six months ended August 31, 2006, Putnam Retail Management, acting as underwriter, received net commissions of $5,953 and $150 from the sale of class A and class M shares, respectively, and received $65,231 and $288 in contingent deferred sales charges from redemptions of class B and class C shares, respectively. A deferred sales charge of up to 1.00% and 0.65% is assessed on certain redemptions of class A and class M shares, respectively. For the six months ended August 31, 2006, Putnam Retail Management, acting as underwriter, received $36 and no monies on class A and class M redemptions, respectively.

Note 3: Purchases and sales of securities

During the six months ended August 31, 2006, cost of purchases and proceeds from sales of investment securities other than U.S. government securities and short-term investments aggregated $238,891,684 and $277,788,729, respectively. There were no purchases or sales of U.S. government securities.

Note 4: Capital shares

At August 31, 2006, there was an unlimited number of shares of beneficial interest authorized. Transactions in capital shares were as follows:

CLASS A	Shares	Amount

Six months ended 8/31/06:
Shares sold	4,013,979	$ 74,085,524

Shares issued
in connection
with reinvestment
of distributions	—	—

	4,013,979	74,085,524

Shares
repurchased	(4,456,327)	(80,753,271)

Net decrease	(442,348)	$ (6,667,747)

Year ended 2/28/06:
Shares sold	3,996,996	$ 75,428,967

Shares issued
in connection
with reinvestment
of distributions	4,734,623	80,630,633

	8,731,619	156,059,600

Shares
repurchased	(8,506,788)	(160,651,673)

Net increase
(decrease)	224,831	$ (4,592,073)

CLASS B	Shares	Amount

Six months ended 8/31/06:
Shares sold	196,914	$ 3,336,327

Shares issued
in connection
with reinvestment
of distributions	—	—

	196,914	3,336,327

Shares
repurchased	(2,191,135)	(36,765,555)

Net decrease	(1,994,221)	$ (33,429,228)

Year ended 2/28/06:
Shares sold	586,610	$ 10,231,642

Shares issued
in connection
with reinvestment
of distributions	2,677,271	42,675,708

	3,263,881	52,907,350

Shares
repurchased	(4,391,833)	(78,668,859)

Net decrease	(1,127,952)	$ (25,761,509)

CLASS C	Shares	Amount

Six months ended 8/31/06:
Shares sold	36,130	$ 615,009

Shares issued
in connection
with reinvestment
of distributions	—	—

	36,130	615,009

Shares
repurchased	(265,589)	(4,487,475)

Net decrease	(229,459)	$ (3,872,466)

Year ended 2/28/06:
Shares sold	122,961	$ 2,087,533

Shares issued
in connection
with reinvestment
of distributions	453,007	7,234,517

	575,968	9,322,050

Shares
repurchased	(546,581)	(9,687,998)

Net increase
(decrease)	29,387	$ (365,948)

CLASS M	Shares	Amount

Six months ended 8/31/06:
Shares sold	8,298	$ 145,637

Shares issued
in connection
with reinvestment
of distributions	—	—

	8,298	145,637

Shares
repurchased	(47,427)	(829,929)

Net decrease	(39,129)	$ (684,292)

Year ended 2/28/06:
Shares sold	122,484	$ 2,123,974

Shares issued
in connection
with reinvestment
of distributions	110,356	1,809,832

	232,840	3,933,806

Shares
repurchased	(354,352)	(6,266,613)

Net decrease	(121,512)	$ (2,332,807)

CLASS Y	Shares	Amount

Six months ended 8/31/06:
Shares sold	227,215	$ 4,193,613

Shares issued
in connection
with reinvestment
of distributions	—	—

	227,215	4,193,613

Shares repurchased	(300,930)	(5,488,706)

Net decrease	(73,715)	$ (1,295,093)

Year ended 2/28/06:
Shares sold	837,204	$ 15,994,334

Shares issued
in connection
with reinvestment
of distributions	775,812	13,429,298

	1,613,016	29,423,632

Shares
repurchased	(3,429,249)	(62,617,985)

Net decrease	(1,816,233)	$ (33,194,353)

Note 5: Investment in Putnam Prime Money Market Fund

The fund invests in Putnam Prime Money Market Fund, an open-end management investment company managed by Putnam Management. Management fees paid by the fund are reduced by an amount equal to the management and administrative services fees paid by Putnam Prime Money Market Fund with respect to assets invested by the fund in Putnam Prime Money Market Fund. For the period ended August 31, 2006, management fees paid were reduced by $2,610 relating to the fund's investment in Putnam Prime Money Market Fund. Income distributions earned by the fund are recorded as income in the statement of operations and totaled $105,648 for the period ended August 31, 2006. During the period ended August 31, 2006, cost of purchases and cost of sales of investments in Putnam Prime Money Market Fund aggregated $46,668,295 and $58,014,456, respectively.

Note 6: Regulatory matters and litigation

Putnam Management has entered into agreements with the Securities and Exchange Commission and the Massachusetts Securities Division settling charges connected with excessive short-term trading by Putnam employees and, in the case of the charges brought by the Massachusetts Securities Division, by participants in some Putnam-administered 401(k) plans. Pursuant to these settlement agreements, Putnam Management will pay a total of $193.5 million in penalties and restitution, with $153.5 million being paid to certain open-end funds and their shareholders. The amount will be allocated to shareholders and funds pursuant to a plan developed by an independent consultant, and will be paid following approval of the plan by the SEC and the Massachusetts Securities Division.

The Securities and Exchange Commission’s and Massachusetts Securities Division's allegations and related matters also serve as the general basis for numerous lawsuits, including purported class action lawsuits filed against Putnam Management and certain related parties, including certain Putnam funds. Putnam Management will bear any costs incurred by Putnam funds in connection with these lawsuits. Putnam Management believes that the likelihood that the pending private lawsuits and purported class action lawsuits will have a material adverse financial impact on the fund is remote, and the pending actions are not likely to materially affect its ability to provide investment management services to its clients, including the Putnam funds.

Pursuant to a settlement with the Securities and Exchange Commission relating to Putnam Management's brokerage allocation practices, on October 13, 2005 the fund received $148,440 in proceeds paid by Putnam Management. The fund had accrued a receivable for this amount in the prior fiscal year.

In connection with a settlement between Putnam and the fund’s Trustees the fund received $306,865, during the period, from Putnam to address issues relating to the calculation of certain amounts paid by the Putnam mutual funds to Putnam for transfer agent services. This amount is included in Fees waived and reimbursed by Manager or affiliate on the Statement of operations.

Putnam Management and Putnam Retail Management are named as defendants in a civil suit in which the plaintiffs allege that the management and distribution fees paid by certain Putnam funds were excessive and seek recovery under the Investment Company Act of 1940. Putnam Management and Putnam Retail Management have contested the plaintiffs’ claims and the matter is currently pending in the U.S. District Court for the District of Massachusetts. Based on currently available information, Putnam Management believes that this action is without merit and that it is unlikely to have a material effect on Putnam Management’s and Putnam Retail Management’s ability to provide services to their clients, including the fund.

Note 7: New accounting pronouncement

In June 2006, FASB issued Interpretation No. 48, Accounting for Uncertainty in Income Taxes (the “Interpretation”). The Interpretation prescribes a minimum threshold for financial statement recognition of the benefit of a tax position taken or expected to be taken by a filer in the filer’s tax return. The Interpretation will become effective for fiscal years beginning after December 15, 2006 but will also apply to tax positions reflected in the fund’s financial statements as of that date. No determination has been made whether the adoption of the Interpretation will require the fund to make any adjustments to its net assets or have any other effect on the fund’s financial statements.

Brokerage commissions (Unaudited)

Brokerage commissions are paid to firms that execute trades on behalf of your fund. When choosing these firms, Putnam is required by law to seek the best execution of the trades, taking all relevant factors into consideration, including expected quality of execution and commission rate. Listed below are the largest relationships based upon brokerage commissions for your fund and the other funds in Putnam’s U.S. Small- and Mid-Cap group for the year ended August 31, 2006. The other Putnam mutual funds in this group are Putnam Capital Opportunities Fund, Putnam Discovery Growth Fund, Putnam Mid Cap Value Fund, Putnam New Opportunities Fund, Putnam OTC & Emerging Growth Fund, Putnam Small Cap Growth Fund, Putnam Vista Fund, Putnam VT Capital Opportunities Fund, Putnam VT Discovery Growth Fund, Putnam VT Mid Cap Value Fund, Putnam VT New Opportunities Fund, Putnam VT OTC & Emerging Growth Fund, Putnam VT Small Cap Value Fund, and Putnam VT Vista Fund.

The top five firms that received brokerage commissions for trades executed for the U.S. Small-and Mid-Cap group are (in descending order) Citigroup Global Markets, Goldman Sachs, Lehman Brothers, Credit Suisse First Boston, and Merrill Lynch. Commissions paid to these firms together represented approximately 36% of the total brokerage commissions paid for the year ended August 31, 2006.

Commissions paid to the next 10 firms together represented approximately 40% of the total brokerage commissions paid during the period. These firms are (in alphabetical order) Bank of America, Bear Stearns & Company, CIBC World Markets, Deutsche Bank Securities, JP Morgan Clearing, Morgan Stanley Dean Witter, RBC Capital Markets, SG Cowen, UBS Warburg, and Wachovia Securities.

Additional information about brokerage commissions is available on the Securities and Exchange Commission (SEC) Web site at www.sec.gov. Putnam funds disclose commissions by firm to the SEC in semiannual filings on Form N-SAR.

Services for shareholders

Investor services

Help your investment grow Set up a program for systematic investing from a Putnam fund or from your own savings or checking account. (Regular investing does not guarantee a profit or protect against loss in a declining market.)

Switch funds easily* You can move money from one Putnam fund to another within the same class of shares without a service charge.

Access your money easily You can have checks sent regularly or redeem shares any business day at the then-current net asset value, which may be more or less than the original cost of the shares. Class B and class C shares carry a sales charge that is applied to certain withdrawals.

How to buy additional shares You may buy shares through your financial advisor or directly from Putnam. To open an account by mail, send a check made payable to the name of the fund along with a completed fund application. To add to an existing account, complete the investment slip found at the top of your Confirmation of Activity statement and return it with a check payable to your fund.

For more information

Visit www.putnam.com A secure section of our Web site contains complete information on your account, including balances and transactions, updated daily. You may also conduct transactions, such as exchanges, additional investments, and address changes. Log on today to get your password.

Call us toll free at 1-800-225-1581 Ask a helpful Putnam representative or your financial advisor for details about any of these or other services, or see your prospectus.

*This privilege is subject to change or termination. An exchange of funds may result in a taxable event. In addition, a 1% redemption fee will be applied to shares exchanged or sold within 7 days of purchase, and, for certain funds, this fee applies on total assets redeemed or exchanged within 90 days of purchase.

The Putnam family of funds

The following is a list of Putnam’s open-end mutual funds offered to the public. Investors should carefully consider the investment objective, risks, charges, and expenses of a fund before investing. For a prospectus containing this and other information for any Putnam fund or product, call your financial advisor at 1-800-225-1581 and ask for a prospectus. Please read the prospectus carefully before investing.

Growth funds	Value funds
Discovery Growth Fund	Classic Equity Fund
Growth Opportunities Fund	Convertible Income-Growth Trust
Health Sciences Trust	Equity Income Fund
International New Opportunities Fund*	The George Putnam Fund of Boston
New Opportunities Fund	The Putnam Fund for Growth
OTC & Emerging Growth Fund	and Income
Small Cap Growth Fund*	International Growth and Income Fund*
Vista Fund	Mid Cap Value Fund
Voyager Fund	New Value Fund
Small Cap Value Fund*,†

Blend funds	Income funds
Capital Appreciation Fund	American Government Income Fund
Capital Opportunities Fund*	Diversified Income Trust
Europe Equity Fund*	Floating Rate Income Fund
Global Equity Fund*	Global Income Trust*
Global Natural Resources Fund*	High Yield Advantage Fund*†
International Capital	High Yield Trust*
Opportunities Fund*	Income Fund
International Equity Fund*	Limited Duration Government
Investors Fund	Income Fund
Research Fund	Money Market Fund‡
Tax Smart Equity Fund®	U.S. Government Income Trust
Utilities Growth and Income Fund

* A 1% redemption fee on total assets redeemed or exchanged within 90 days of purchase may be imposed for all share classes of these funds.

† Closed to new investors.

‡ An investment in a money market fund is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency. Although the fund seeks to preserve your investment at $1.00 per share, it is possible to lose money by investing in the fund.

Tax-free income funds	Putnam RetirementReady® Funds
AMT-Free Insured Municipal Fund	Putnam RetirementReady Funds — ten
Tax Exempt Income Fund	investment portfolios that offer diversifica-
Tax Exempt Money Market Fund§	tion among stocks, bonds, and money
Tax-Free High Yield Fund	market instruments and adjust to become
more conservative over time based on a
State tax-free income funds:	target date for withdrawing assets.
Arizona, California, Florida, Massachusetts,
Michigan, Minnesota, New Jersey, New York,	The ten funds:
Ohio, and Pennsylvania	Putnam RetirementReady 2050 Fund
Putnam RetirementReady 2045 Fund
Asset allocation funds	Putnam RetirementReady 2040 Fund
Income Strategies Fund	Putnam RetirementReady 2035 Fund
Putnam Asset Allocation Funds — three	Putnam RetirementReady 2030 Fund
investment portfolios that spread your	Putnam RetirementReady 2025 Fund
money across a variety of stocks, bonds,	Putnam RetirementReady 2020 Fund
and money market investments.	Putnam RetirementReady 2015 Fund
Putnam RetirementReady 2010 Fund
The three portfolios:	Putnam RetirementReady Maturity Fund
Asset Allocation: Balanced Portfolio
Asset Allocation: Conservative Portfolio
Asset Allocation: Growth Portfolio

With the exception of money market funds, a 1% redemption fee may be applied to shares exchanged or sold within 7 days of purchase (90 days, for certain funds).

Check your account balances and the most recent month-end performance at www.putnam.com.

Putnam puts your interests first

In January 2004, Putnam began introducing a number of voluntary initiatives designed to reduce fund expenses, provide investors with more useful information, and help safeguard the interests of all Putnam investors. Visit www.putnam.com for details.

Cost-cutting initiatives

Reduced sales charges The maximum sales charge for class A shares has been reduced to 5.25% for equity funds (formerly 5.75%) and 3.75% for most income funds (formerly 4.50%) . The maximum sales charge for class M shares has been reduced to 3.25% for equity funds (formerly 3.50%) .*

Lower class B purchase limit To help ensure that investors are in the most cost-effective share class, the maximum amount that can be invested in class B shares has been reduced to $100,000. (Larger trades or accumulated amounts will be refused.)

Ongoing expenses will be limited Through calendar 2007, total ongoing expenses, including management fees for all funds, will be maintained at or below the average of each fund’s industry peers in its Lipper load-fund universe. For more information, please see the Statement of Additional information.

Improved disclosure

Putnam fund prospectuses and shareholder reports have been revised to disclose additional information that will help shareholders compare funds and weigh their costs and risks along with their potential benefits. Shareholders will find easy-to-understand information about fund expense ratios, portfolio manager compensation, risk comparisons, turnover comparisons, brokerage commissions, and employee and trustee ownership of Putnam funds. Disclosure of breakpoint discounts has also been enhanced to alert investors to potential cost savings.

Protecting investors’ interests

Short-term trading fee introduced To discourage short-term trading, which can interfere with a fund’s long-term strategy, a 1% short-term trading fee may be imposed on any Putnam fund shares (other than money market funds) redeemed or exchanged within seven calendar days of purchase (for certain funds, this fee applies for 90 days).

* The maximum sales charge for class A shares of Putnam Limited Duration Government Income Fund and Putnam Floating Rate Income Fund remains 3.25% .

Fund information

Founded over 65 years ago, Putnam Investments was built around the concept that a balance between risk and reward is the hallmark of a well-rounded financial program. We manage over 100 mutual funds in growth, value, blend, fixed income, and international.

Investment Manager	Officers	Charles A. Ruys de Perez
Putnam Investment	George Putnam, III	Vice President and
Management, LLC	President	Chief Compliance Officer
One Post Office Square
Boston, MA 02109	Charles E. Porter	Mark C. Trenchard
	Executive Vice President,	Vice President and
Marketing Services	Associate Treasurer,	BSA Compliance Officer
Putnam Retail Management	Compliance Liaison and
One Post Office Square	Principal Executive Officer	Judith Cohen
Boston, MA 02109		Vice President, Clerk and
	Jonathan S. Horwitz	Assistant Treasurer
Custodian	Senior Vice President
Putnam Fiduciary	and Treasurer	Wanda M. McManus
Trust Company		Vice President, Senior Associate
	Steven D. Krichmar	Treasurer and Assistant Clerk
Legal Counsel	Vice President and
Ropes & Gray LLP	Principal Financial Officer	Nancy E. Florek
Vice President, Assistant Clerk,
Trustees	Michael T. Healy	Assistant Treasurer and
John A. Hill, Chairman	Assistant Treasurer and	Proxy Manager
Jameson Adkins Baxter,	Principal Accounting Officer
Vice Chairman
Charles B. Curtis	Beth S. Mazor
Myra R. Drucker	Vice President
Charles E. Haldeman, Jr.
Paul L. Joskow	Richard S. Robie, III
Elizabeth T. Kennan	Vice President
Robert E. Patterson
George Putnam, III	Francis J. McNamara, III
W. Thomas Stephens	Vice President and
Richard B. Worley	Chief Legal Officer

This report is for the information of shareholders of Putnam Small Cap Value Fund. It may also be used as sales literature when preceded or accompanied by the current prospectus, the most recent copy of Putnam’s Quarterly Performance Summary, and Putnam’s Quarterly Ranking Summary. For more recent performance, please visit www.putnam.com. Investors should carefully consider the investment objective, risks, charges, and expenses of a fund, which are described in its prospectus. For this and other information or to request a prospectus, call 1-800-225-1581 toll free. Please read the prospectus carefully before investing. The fund’s Statement of Additional Information contains additional information about the fund’s Trustees and is available without charge upon request by calling 1-800-225-1581.

PUTNAM INVESTMENTS

One Post Office Square
Boston, Massachusetts 02109
www.putnam.com
1-800-225-1581

PRSRT STD
U.S. POSTAGE PAID
PUTNAM
INVESTMENTS

Founded in 1937, Putnam Investments began with the principle that a balance between risk and reward is the mark of a well-rounded financial program. Today, we manage money with a focus on seeking consistent results over time. This balanced approach continues to underscore everything we do.

Forwarding Service Requested

Not FDIC Insured	May Lose Value	No Bank Guarantee

SA089 237338 10/06

Item 2. Code of Ethics:

Not applicable

Item 3. Audit Committee Financial Expert:

Not applicable

Item 4. Principal Accountant Fees and Services:

Not applicable

Item 5. Audit Committee of Listed Registrants

Not applicable

Item 6. Schedule of Investments:

The registrant’s schedule of investments in unaffiliated issuers is included in the report to shareholders in Item 1 above.

Item 7. Disclosure of Proxy Voting Policies and Procedures For Closed-End Management
Investment Companies:

Not applicable

Item 8. Portfolio Managers of Closed-End Investment Companies

Not Applicable

Item 9. Purchases of Equity Securities by Closed-End Management Investment Companies and
Affiliated Purchasers:

Not applicable

Item 10. Submission of Matters to a Vote of Security Holders:

Not applicable

Item 11. Controls and Procedures:

(a) The registrant's principal executive officer and principal financial officer have concluded, based on their evaluation of the effectiveness of the design and operation of the registrant's disclosure controls and procedures as of a date within 90 days of the filing date of this report, that the design and operation of such procedures are generally effective to provide reasonable assurance that information required to be disclosed by the registrant in this report is recorded, processed, summarized and reported within the time periods specified in the Commission's rules and forms.

(b) Changes in internal control over financial reporting: Not applicable

Item 12. Exhibits:

(a)(1) Not applicable

(a)(2) Separate certifications for the principal executive officer and principal financial officer of the registrant as required by Rule 30a-2(a) under the Investment Company Act of 1940, as amended, are filed herewith.

(b) The certifications required by Rule 30a-2(b) under the Investment Company Act of 1940, as amended, are filed herewith.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

Putnam Investment Funds

By (Signature and Title):

/s/Michael T. Healy
Michael T. Healy
Principal Accounting Officer

Date: October 26, 2006

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By (Signature and Title):

/s/Charles E. Porter
Charles E. Porter
Principal Executive Officer

Date: October 26, 2006

By (Signature and Title):

/s/Steven D. Krichmar
Steven D. Krichmar
Principal Financial Officer

Date: October 26, 2006